                                                                   EXHIBIT 10.18

                       ASSIGNMENT OF OFFICE SPACE LEASE

     For good and valuable consideration, the receipt of which is hereby acknowledged, Drug Development Investment Corp., a Texas corporation, dba id2, Inc., in its corporate capacity and as the sole general partner of id2-I, L.P. ("Assignor") hereby assigns, grants and conveys unto Sensus Drug Development Corp. ("Assignee") all of Assignor's right, title and interest in and to that certain Office Space Lease by and between San Jacinto Office Tower Limited Partnership as Landlord and Drug Development Investment Corp. dba id2, Inc. and id2-I, L.P. as Tenant dated March 17, 1993, as thereafter amended (the "Lease"), for all premises covered by the Lease and located at 98 San Jacinto Center, 98 San Jacinto Blvd., Austin, Texas 78701.

     Assignee agrees to (a) assume all of Assignor's obligations as Lessor under such Lease and its subsequent amendments, and (b) indemnify and hold Assignor and each guarantor of the Lease harmless from and against any and all past, present and future expenses, claims or liabilities with respect to such Lease.

     This Agreement shall be governed by the laws of the state of Texas, and may be signed in multiple counterparts.

     Dated the 3rd day of August, 1998.

                                    ASSIGNOR:

                                    DRUG DEVELOPMENT INVESTMENT
                                    CORP., dba id2, Inc. and as sole partner of id2-I, L.P., a Texas limited partnership

                                    By:  /s/ John A. Scarlett
                                         --------------------
                                         Its Duly Authorized Representative

                                    ASSIGNEE:

                                    SENSUS DRUG DEVELOPMENT CORP.

                                    By:  /s/ John A. Scarlett
                                         --------------------
                                         Its Duly Authorized Representative

                            BASIC LEASE INFORMATION

Date of Lease:  March 17, 1993

Tenant: Drug Development Investment Corp., a Texas corporation d/b/a id2-I, L.P., a Texas limited partnership

Address of Tenant:      230 San Jacinto Center
                        98 San Jacinto Blvd.
                        Austin, TX 78701

Contact:        Mr. Richard J. Hawkins          Telephone:  (512) ___-____

Landlord:       San Jacinto Office Tower Limited Partnership

Address of Landlord:    300 San Jacinto Center
                        98 San Jacinto Blvd.
                        Austin, TX 78701

Contact:        Mr. Bret Messer                 Telephone:  (512) 320-5678

Premises:       Suite No. 230, which is located in the office building, commonly referred to as San Jacinto Center (the "Building") which has been constructed on the land (the "Land") located on Lot 1 of San Jacinto Center, an addition to the City of Austin, Texas, according to the Plat thereof recorded in Volume 89, Page 21 of the Plat Records of Travis County, Texas, which Premises are outlined in the plan attached hereto as Exhibit "A."

Lease Term:     The period commencing on May 1, 1993 (the "Commencement Date")
                and, subject to and upon the terms and conditions set forth in the Lease, or in any exhibit or addendum thereto, continuing for 60 calendar months thereafter, unless sooner terminated;
                provided, however, if the Premises are not ready for occupancy for any reason other than Tenant's Delay (as defined in the Lease), then, as Tenant's sole and exclusive remedy, the Commencement Date shall be delayed one day for each day the Premises are not ready for occupancy; provided further, that in the event the Commencement Date were the first day of the next full calendar month and rent shall be prorated for the first partial month of the Lease.

Net Rentable Area of the Premises:  approximately 3,188 square feet

Base Rent:      Base Rent for the Lease Term shall be $2,324.58 per month, calculated at $8.75 per annum per square foot of Net Rentable
                Area of the Premises, all as adjusted pursuant to Exhibit "C" attached hereto and incorporated herein.

Estimate of Tenant's Occupancy Costs (as defined in the Lease) for the first Calendar Year (as defined in the Lease):

                $1,907.49 per month, calculated at $7.18 per annum per square foot of Net Rentable Area of the Premises.

Security Deposit:  $4,232.07

Permitted Use:  Tenant shall use and occupy the Premises for business offices and for no other use or purpose without the prior written consent of Landlord.

Parking: Subject to the terms and provisions of Rider 102 attached hereto and incorporated by reference herein, two reserved and three unreserved parking spaces shall be available to Tenant throughout the term of this Lease; provided, however, that Landlord shall have the right, from time to time throughout the Lease Term, upon 30 days' prior written notice to Tenant, to terminate Tenant's right to lease one of the aforementioned reserved parking spaces until further notice to Tenant that such reserved parking space is again available (if ever). The charge for each reserved parking space for the Lease Term shall be $80.00 per month payable to the garage operator no later than the fifth day of each month. The charge for each unreserved parking space for the Lease Term shall be $60.00 per month payable to the garage operator no later than the fifth day of each month.

This Basic Lease Information is hereby incorporated into and made a part of the lease attached hereto (the "Lease").

Each reference in the Lease to any of the information or definitions set forth in this Basic Lease Information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with the provisions of the Lease. In the event of any direct conflict between this Basic Lease Information and the Lease, this Basic Lease Information shall control; provided, however, that those provisions of the Lease (including its Exhibits and Riders) which expressly require an adjustment or modification to any of the matters set forth in this Basic Lease Information shall supersede the provisions of this Basic Lease Information.

LANDLORD:                                       Tenant:
San Jacinto Office Tower Limited                DRUG DEVELOPMENT INVESTMENT CORP.,
Partnership, a Texas limited partnership        a Texas corporation d/b/a id2, Inc.
By:  Equity Assets Management, Inc., its        By: /s/ Richard J. Hawkins
     authorized agent                               -------------------------------
                                                    Name:  Richard J. Hawkins
                                                    Title: Chairman of the Board of Directors

     By: /s/  Richard J. Berk
         --------------------------------       Id2-I, L.P., a Texas limited partnership
         Name:  Richard J. Berk
         Title: Vice President
                Owner Representation
                                                By:  Drug Development Investment Corp., a
                                                     Texas corporation d/b/a id2, Inc., its sole
                                                     general partner

                                                By:  /s/ Richard J. Hawkins
                                                    -------------------------------
                                                    Name:  Richard J. Hawkins
                                                    Title: Chairman of the Board of Directors

                              OFFICE SPACE LEASE



                                by and between



                 SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP
                         a Texas limited partnership,
                                  as Landlord



                                      and



            DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation
                                d/b/a Id2, Inc.



                                      and



                                id2 - I. L.P.,
                          a Texas limited partnership
                                   as Tenant



                             Dated: March 17, 1993

                              OFFICE SPACE LEASE

     THIS OFFICE SPACE LEASE (this "Lease") is made and entered into this 17th day of March, 1993, by and between SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership (hereinafter called "Landlord"), and DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc. and id2-I, L.P., a Texas limited partnership (hereinafter jointly called "Tenant"):

                                  WITNESSETH:

     Landlord, in consideration of the rent to be paid and the covenants and agreements to be performed by Tenant, as hereinafter set forth, does hereby Lease, Demise and Let unto Tenant and Tenant accepts that certain office space containing the Net Rentable Area (as defined in Rider No. 101) provided for in the Basic Lease Information attached hereto, located on the floor shown and designated on the floor plan attached hereto as Exhibit "A" (the "Premises") in Landlord's building commonly known as San Jacinto Center (the "Building") located on Lot 1 of San Jacinto Center, an addition to the City of Austin, Texas, according to the Plat thereof recorded in Volume 89, Page 21, of the Plat Records of Travis County, Texas (the "Land"), for the Lease Term (as hereinafter defined), all upon and subject to the following terms, provisions, covenants, agreements, and conditions:

     1. LEASE TERM. Subject to the provisions of Paragraph 7 below, this Lease shall commence on the date and continue for the calendar months provided for in the Basic Lease Information.

     2. BASE RENT. Tenant covenants and agrees to pay Landlord in currency of the United States of America that at the time of payment is legal tender for payment of public and private debts, without demand, setoff or deduction whatsoever, except as otherwise expressly provided in this Lease, the base annual rental (the "Base Rent") as provided for in the Basic Lease Information. Tenant shall pay the Base Rent in equal monthly installments equal to one-twelfth (1/12th) of the product of the total square feet of Net Rentable Area in the Premises multiplied by the rate per square foot of Net Rentable Area for the applicable Lease Year, each in advance on the first day of each month during the Lease Term.

     3.   ADDITIONAL RENT.

          (a) In addition to the Base Rent, Tenant also covenants and agrees to pay as additional rent under this Lease at the times and in the manner as hereinafter provided, an amount ("Tenant's Occupancy Costs") equal to Tenant's Proportionate Share of Operating Costs (as such terms are defined in said Rider No. 101).

          (b) Prior to the Commencement Date and the beginning of each Calendar Year (as defined in said Rider No. 101) or as soon as practical thereafter, Landlord shall compute and deliver to Tenant a bona fide estimate of Tenant's Occupancy Costs for the respective Calendar Year and without further notice Tenant shall pay to Landlord in monthly installments one-twelfth (1/12th) of such estimate simultaneously with Tenant's payment of the monthly installment of Base Rent. For purposes of notice to Tenant hereunder, Landlord's estimate of

Tenant's Occupancy Costs for the first Calendar Year is as provided for in the Basic Lease Information.

          (c) Unless delayed by causes beyond Landlord's reasonable control, within one hundred fifty (150) days after the end of any respective Calendar Year, Landlord shall give Tenant a written notice setting out the actual Operating cost of the Building and Land and the actual calculation of Tenant's Occupancy Costs incurred during the foregoing Calendar Year. If the aggregate of the monthly installments of the Tenant's Occupancy Costs actually paid to Landlord during such Calendar Year differs from the amount of Tenant's Occupancy Costs that should have been paid, then:

              (i) If the actual costs exceed the costs paid, then Tenant covenants and agrees to pay the difference to Landlord within ten (10) days after receipt of the written notice from Landlord specifying the amount owed; or

              (ii) If the costs paid exceed the actual costs, then Landlord shall, at Landlord's option, either apply the difference as a credit against the next maturing installments of Tenant's Occupancy Costs or reimburse such excess amount to Tenant within ten (10) days after the Landlord's delivery of the written notice specifying the amount owed.

     4. PAYMENT AND PERFORMANCE. Tenant agrees to pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided, without any set-off, deduction or counterclaim whatsoever, except as otherwise expressly provided in this Lease. Should this Lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The obligation of Tenant to pay such rent is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent. Time is of the essence in the performance of all of Tenant's and Landlord's respective obligations hereunder. Any amount which becomes owing by Tenant to Landlord hereunder shall bear interest from the date past due until paid at an annual rate (the "Past Due Rate") equal to the lesser of (i) five percent (5%) in excess of the prime rate of major lending institutions published in the Wall Street Journal on the date of Tenant's default or (ii) the maximum nonusurious rate which shall mean the highest rate which, when multiplied times the amount owing, shall not result in charging interest in excess of the maximum amount of interest which Landlord is legally entitled to contract for, charge or collect under applicable state or federal law.

     5. SECURITY DEPOSIT. Tenant has deposited with Landlord on the date of the execution of this Lease the sum of $4,232.07 as security for the full and faithful performance by Tenant of Tenant's covenants and obligations hereunder. Such security deposit shall not bear interest and shall not be considered an advance payment of rent or a measure or limitation of Landlord's damages in case of default by Tenant. In the event Tenant defaults in the performance of any of the covenants or obligations to be performed by it hereunder, including but not limited to the payment of all rent to be paid hereunder, Landlord may, from time to time, without prejudice to any other remedy, use such security deposit to the extent necessary to make good any arrearages in rent or in any sum as to which Tenant is in default or otherwise obligated to pay hereunder and to pay for any other damages, injury, expense, or liability caused to

Landlord by such default, including any damages or deficiency in the reletting of the Premises, whether such damages or deficiency may accrue before or after termination of this Lease. Following any such application of the security deposit, Tenant shall pay and be obligated to pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Landlord may commingle such security deposit with Landlord's other funds. If Tenant is not then in default hereunder on the date which this Lease is terminated, any remaining balance of the security deposit shall be returned by Landlord to Tenant upon termination of this Lease and after delivery by Tenant of possession of the Premises to Landlord in accordance with the terms and conditions of this Lease. Notwithstanding the foregoing, Landlord has collaterally assigned its interest in the Premises during the Lease Term, including the security deposit, to Manufacturers Hanover Trust Company, its successors and assigns ("Lender"), and Landlord's liability for the return of such security deposit is expressly subject to Lender's consent to and release of such security deposit, and Tenant agrees to look solely to Lender and the terms of any Subordination, Nondisturbance and Attornment Agreement entered into with Lender for the return of such security deposit.

     6. INSTALLATION OF IMPROVEMENTS. Landlord has made no representations or warranties as to the condition of the Premises, the Building or the Land, nor has Landlord made any commitments to remodel, repair or redecorate except as expressly set forth in the Work Letter attached hereto as Exhibit "D" and made a part hereof for all purposes. Landlord will install or cause to be installed in the Premises all improvements shown on the Work Letter upon the terms and conditions set forth in the Work Letter. Otherwise, Tenant acknowledges that Tenant is accepting the Premises on an "as is" basis.

     7. COMPLETION OF IMPROVEMENTS AND COMMENCEMENT DATE. If the Premises are not ready for occupancy by Tenant on the Commencement Date, the obligations of Landlord and Tenant shall nevertheless continue in full force and effect, including the obligation of Tenant to commence paying rent on the Commencement Date provided that if the Premises are not ready for occupancy for any reason other than Tenant's Delay (as defined in Exhibit "D" attached hereto), then the rent shall abate and not commence or become due until the date that the leasehold improvements to the Premises are Substantially Complete (as hereinafter defined). Any such abatement of rent, however, shall constitute full settlement of all claims that Tenant may otherwise have against Landlord by reason of the Premises not being ready for occupancy by Tenant on the Commencement Date. Notwithstanding the foregoing, if Tenant, with Landlord's consent, occupies the Premises after the Premises are Substantially Complete but prior to the beginning of the Lease Term, all of the terms and provisions of this Lease shall be in full force and effect from the commencement of such occupancy, and the Lease Term shall commence on the date on which Tenant first occupies the Premises (which date shall be deemed to be the Commencement Date hereunder) and shall expire the same period of months after the Commencement Date as set forth in Paragraph 1 above; and no change shall occur in the length of the Lease Term. By moving into the Premises or taking possession thereof, Tenant accepts the Premises as suitable for the purposes for which the same are leased and accepts the Building and each and every appurtenance thereof, and waives any and all defects therein; provided, however, that it is agreed that Tenant shall have the right to accept the Premises after moving therein or taking possession thereof subject to the punch list described or referred to in Exhibit "C-1" attached hereto, and Landlord and Tenant shall promptly execute and delivery, each to the other, an Acceptance of Premises Memorandum, the form of which is attached hereto as Exhibit

"C" and made a part hereof for all purposes. For the purposes hereof, the term "Substantially Complete" shall mean the first to occur of the following:

          (a) the date Landlord substantially completes the work required of it under the terms of the Work Letter being executed contemporaneously herewith the form of which is attached hereto as Exhibit "D"; or

          (b) the Date Landlord would have substantially completed the work required of it under the terms of the aforesaid Work Letter but for Tenant's Delay; or

          (c) the date Tenant takes possession of the Premises.

     If for any reason a dispute arises as to any of the dates described above, a certificate furnished by Landlord's architect or space planner certifying the date on which the Premises were Substantially Complete, shall be conclusive and binding upon the parties hereto.

     8. LANDLORD'S OBLIGATIONS. So long as Tenant is not in default under this Lease, Landlord agrees to furnish facilities to provide for the following services:

          (a) air conditioning, both heating and cooling (as required by the seasons), from 7:00 a.m. to 7:00 p.m. on weekdays and on Saturdays from 8:00 a.m. to 1:00 p.m. (except on legal holidays designated in the Building Rules and Regulations) and at such temperatures and in such amount as may in the sole judgment of Landlord be reasonably required for comfortable use and occupancy under normal business operations; provided, that circulating air will not be available other than by air conditioning and if Tenant shall require air conditioning at any time other than the hours and the days above specified, Landlord shall furnish the same upon a written request of Tenant delivered to the Building management office before 3:00 p.m. of the business day of the extra usage, and for such service Tenant shall pay Landlord as additional rent within ten (10) days after receipt of a bill therefor, the sum of $25.00 per hour per air handler unit (subject to adjustments to reflect increases in labor and utility costs as reasonably determined by Landlord);

          (b) hot and cold water supplied from the regular supply of water to the Building at points of supply provided for general use of tenants of the Building through fixtures installed by Landlord or by Tenant with Landlord's prior written consent;

          (c) janitor service to the Premises on weekdays other than holidays and such window washing and wall cleaning as may in the judgment of Landlord be reasonably required;

          (d) automatic passenger elevators where applicable, provided that Landlord may reasonably limit the number of elevators to be in operation on Saturdays,, Sundays, holidays and before and after normal business hours, as further set forth in the Building Rules and Regulations;

          (e) freight elevator service in common with other tenants but only when scheduled through the Building management office;

          (f)  restroom facilities;

          (g) electric lighting for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be reasonable; and

          (h) replacement of Building standard lighting tubes.

     9. ELECTRICAL USAGE. Landlord shall furnish sufficient power for (a) lighting, (b) typewriters, voice writers, calculating machines, and other standard office machines of similar low electrical consumption, (c) desktop computers, facsimiles, printers, reprographic [provided however that if the foregoing equipment in this subsection (c) requires a dedicated circuit, Tenant shall pay to Landlord all costs associated with the installation, repair and maintenance of such dedicated circuit], and (d) electricity for electronic data processing equipment, special lighting in excess of Building standard, or any equipment or machines not standard office machines or which, in any event, require a nominal voltage of more than 120 volts single phase; provided, however, Tenant shall give Landlord written notice prior to placing any equipment, machines, or special lighting in the Premises which may consume in excess of such normal low usage machines, and Landlord, at Tenant's expense to be reimbursed to Landlord as additional rent upon demand, will make reasonable efforts to supply such service through the then existing feeders servicing the Building. Tenant shall pay not only Tenant's Proportionate Share (as defined in Rider No. 101 attached hereto) of the cost of the standard electricity furnished to the Building, but also, upon demand and receipt by Tenant of reasonable documentation, the total cost of any of Tenant's consumption in excess of those normal office machine requirements. If Tenant has any equipment or machines that require such excess amounts of electricity, Landlord reserves the right, at its sole option, to install a submeter(s), at Tenant's expense to be reimbursed to Landlord as additional rent upon demand, for the Premises or any part or parts thereof. If Tenant has excess electricity requirements for which Landlord does not elect to install submeter(s), Landlord's engineer shall determine the amount of excess electricity to be allocated to Tenant based on the power requirements of any such equipment, machines, or special lighting. Whenever heat-generating machines or equipment (other than such standard office machines) which effect the temperatures otherwise maintained by the air conditioning system, are used in the Premises by Tenant, Landlord shall have the right to install supplemental air conditioning units in the Premises, and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid as additional rent by Tenant to Landlord on demand. Any riser or risers or wiring to meet Tenant's excess electrical requirements will be installed by Landlord upon written request of Tenant, at the sole cost and expense of Tenant to be reimbursed to Landlord as additional rent upon demand, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repair, or expenses, or interfere with or disturb other tenants or occupants.

     10. SERVICE INTERRUPTIONS. Landlord does not warrant that any of the services provided for in Paragraphs 8 and 9 above will be free from any slow-down, fluctuation, interruption, or stoppage nor from any change in quality, character, or availability resulting from causes beyond the reasonable control of Landlord or from any voluntary agreements between Landlord and any governmental bodies or regulatory agencies, or from the maintenance, repair, substitutions, or replacement of the equipment furnishing such service, and specifically, no such slow-down, interruption, stoppage or change shall ever be construed as an eviction, actual or constructive, of Tenant nor shall same cause any abatement of the rent payable hereunder or in any manner or for any purpose relieve Tenant from any of its obligations hereunder, and in no event shall Landlord be liable for loss or damage to persons or property, or in default hereunder, as a result thereof. Landlord agrees to use reasonable diligence to resume the affected service. Notwithstanding the foregoing, in the event of the failure to furnish, any stoppage of or other interruption in the furnishing of the services or utilities described in Paragraphs 8 and 9 above which continues for five (5) consecutive business days after receipt by Landlord of written notice thereof from Tenant, and such failure, stoppage or interruption is not caused by Force Majeure (as hereinafter defined), a casualty covered by Paragraph 18 below, a failure on the part of a public utility, or by any act or omission of Tenant, its agents, employees or contractors. Tenant shall be entitled, as its sole and exclusive remedy, to an abatement of Base Rent and Tenant's Occupancy Costs in proportion to the untenantability of the Premises caused by such failure, stoppage or interruption, with such abatement to begin on the sixth (6th) consecutive business day after the receipt by Landlord of written notice of such occurrence and continuing until such failure, stoppage or interruption has been cured.

     11.  ASSIGNMENT AND SUBLETTING.

          (a) In the event Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall contain the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and other particulars of the proposed subletting or assignment, including without limitation, evidence satisfactory to Landlord that the proposed subtenant or assignee is financially responsible and will immediately occupy and thereafter use the Premises (or any sublet portion thereof) for the remainder of the Lease Term (or for the entire term of the sublease, if shorter). Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant for such assignment or subletting, or (2) to permit Tenant to assign this Lease or sublet such space, or (3) if, in Landlord's good faith judgment, such proposed assignee or subtenant does not meet Landlord's then current requirements for new tenants of comparable space in the Building, to refuse to consent to Tenant's assignment or subleasing of such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord shall fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected option (3) above. If Landlord consents to an assignment or sublease, Tenant agrees to provide, at its expense, direct access from the assignment or subletting upon Tenant's payment to Landlord of any reasonable costs incurred by Landlord in reviewing and approving such requested assignment or subletting, including, without limitation, Landlord's attorneys' fees. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease. Consent of Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction. Without limiting the foregoing, any refusal by Landlord to consent to any assignment or sublease shall be deemed a reasonable withholding of Landlord's consent in the event of the refusal or failure of any mortgage, deed of trust holder or other secured party so entitled, to consent to such assignment or sublease.

          (b) If Landlord consents to any subletting or assignment by Tenant as herein above provided, and subsequently any rents received by Tenant under any such sublease are in excess of the rent payable by Tenant to Landlord or Tenant receives any additional consideration from the assignee under any such assignment, then Landlord may, at its option, either (1) declare such excess rents under any sublease or such additional consideration for any assignment to be due and payable by Tenant to Landlord as additional rent hereunder, or (2) elect to cancel this Lease as to the space assigned or sublet and at Landlord's option, enter into a lease directly with such assignee or subtenant, without liability to Tenant.

          (c) Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event and upon assumption by the transferee of Landlord's obligations hereunder (any such transferee to have the benefit of, and be subject to, the provisions of this Lease) no further liability or obligation shall thereafter accrue against Landlord hereunder.

          (d) No assignment or sublease shall release Tenant or Tenant's guarantor from any obligations hereunder. In the event Tenant is in default under any of the terms or conditions of this Lease, then Landlord, in addition to any other remedies, may collect all rents coming due directly from any subtenant and apply same against any sums due Landlord by Tenant, but Tenant shall not be released from any further liability or obligations because of such collections by Landlord, except to the extent of the amount of rents actually received by Landlord from any subtenant. A consent to one sublease or assignment shall not be considered a consent to any future subleases or assignments.

          (e) If Tenant is a corporation and if at any time during the Lease Term the person or persons who own the voting shares at the time of the execution of this Lease cease for any reason, including but not limited to merger, consolidation or other reorganization involving another corporation, to own a majority of such shares, or if Tenant is a partnership and if at any time during the Lease Term the general partner or partners who own the general partnership interests in the partnership at the time of the execution of this Lease cease for any reason to own a majority of such interests (except as the result of transfers by gift, bequest or inheritance to or for the benefit of members of the immediate family of such original shareholder(s) or partner(s)), such an event shall be deemed to be an assignment requiring Tenant to comply with the terms hereof. The preceding sentence shall not apply whenever Tenant is a corporation the outstanding stock of which is listed on a recognized security exchange, or if at least eighty percent (80%) of its voting stock is owned by another corporation, the voting stock of which is so listed.

          (f) Tenant shall not mortgage, pledge, or otherwise encumber its interest in this Lease or in the Premises.

     12. USE AND OCCUPANCY. Tenant (and its permitted assignees and subtenants) covenants and agrees that the Premises shall be used and occupied by Tenant only for the Permitted Use set forth in the Basic Lease Information and for no other purpose, and Tenant agrees to use and maintain the Premises in a clean, careful, safe, and proper manner and to comply with all applicable laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal and municipal). Tenant agrees not to commit waste nor suffer or permit waste to be committed or to allow or permit any nuisance on or in the Premises nor will Tenant use the Premises for any purposes, directly or indirectly, that are forbidden by law, ordinance, governmental or municipal regulation or ordinance or which are dangerous to life, limb or property or for lodging or sleeping purposes. Tenant will conduct its business and occupy the Premises and will control its agents, employees, licensees, and invitees in such a manner so as not to create any nuisance or interfere with, annoy, or disturb any of the other tenants in the Building or Landlord in its management of the Building and so as not to injure the reputation of the Building. Tenant shall not use the Premises or allow or permit same to be used in any way or for any purpose that Landlord may deem to be extra hazardous on account of the possibility of fire or other casualty or which will increase the rate of fire or other insurance for the Building or its contents or which may render the Building uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas, or which may render void or voidable any insurance on the Building and, in the event that there are increased insurance premiums because of Tenant's use of the Premises, then, in addition to any other remedies Landlord may have hereunder, Tenant shall pay such increase to Landlord within ten (10) days of being billed by Landlord, provided that such bill from Landlord shall include a copy of premium notices or other documents supplied by the insurer identifying specifically the use of the Premises by Tenant causing the increased insurance premium and specifically identifying the dollar amount of that increase. Tenant shall not erect, place, or allow to be placed any sign, advertising matter, stand, booth, or showcase in or upon the doorsteps, vestibules, halls, corridors, doors, walls, windows, or pavement of the Building or the Land (except for lettering on the door or doors to the Premises as allowed by the Rules and Regulations attached hereto as Exhibit "B") without the prior written consent of Landlord.

     13. ALTERATIONS AND ADDITIONS BY TENANT. Tenant shall not make or allow to be made any alterations, improvements, or additions in or to the Premises without first obtaining the written consent of Landlord, and all alterations, additions, and improvements made to or fixtures or other improvements placed in or upon the Premises, whether temporary or permanent in character, by either party (except only moveable office furniture and equipment not attached to the Building) shall be deemed a part of the Building and with respect to Tenant's alterations, additions, improvements, and fixtures, they shall remain Tenant's property until the expiration or earlier termination of the Lease at which time they shall become the property of Landlord without compensation to Tenant. Alterations, improvements, and additions in and to the Premises requested by Tenant shall be in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord. Such work shall be performed at Tenant's expense and accomplished either by Landlord or by contractors and subcontractors approved in writing by Landlord. If such work is performed by Landlord, Landlord shall be entitled to a construction supervision fee in the amount of five percent (5%) of the cost of any alterations, improvements or additions made by Landlord in or to the Premises at the request of Tenant. If such work is not performed by Landlord, then all work performed by other contractors and subcontractors shall be subject to the following conditions:

          (a) A certificate of insurance for each contractor and subcontractor must be submitted to the Landlord for approval prior to commencement of construction.

          (b) Tenant shall insure that all workmen will be cooperative with Building personnel and comply with all Building rules and regulations.

          (c) All construction shall be done in a good and workmanlike manner and shall be subject to approval by Landlord upon completion, which approval shall not be withheld unreasonably.

          (d) Lien releases in recordable form from each contractor and subcontractor must be submitted to the Landlord within five (5) days after completion.

          (e) All construction shall comply with all applicable governmental laws, rules and regulations.

     14. REPAIR AND MAINTENANCE BY TENANT. Tenant will not in any manner deface or damage the Building or Land and will pay, as additional rent, on demand, the cost of replacing any damage done to the Building or Land or any part thereof by Tenant or Tenant's agents, employees, contractors or invitees. Except to the extent Landlord is expressly so obligated hereunder, Tenant shall keep the Premises including all fixtures and improvements installed by or for Tenant in good and tenantable condition and shall promptly make all necessary non-structural repairs and replacements thereto except those caused by fire or other casualty covered by Landlord's insurance on the Building, all at Tenant's sole expense, under the supervision and with the approval of Landlord. Said repairs and replacements shall be equal in quality and class to the original work. Without diminishing such obligation of Tenant and in addition to any other remedies Landlord may have, if Tenant fails to make such repairs and replacements within fifteen (15) days after the occurrence of the damage or injury, Landlord may at its option make such repairs and replacements and Tenant shall pay Landlord the cost there of as additional rental hereunder upon demand.

     15. MECHANIC'S LIENS. Tenant will not permit any mechanic's or materialman's lien or liens to be placed upon the Premises or improvements thereon or the Building or Land during the term hereof caused by or resulting from any work performed, materials furnished or obligations incurred by or at the request of Tenant and nothing in this Lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials that would give rise to the filing of any mechanic's, materialman's, or other liens against the interest of Landlord in the Building, the Land or the Premises. In the case of the filing of any such mechanic's and materialman's lien on the interest of Landlord or Tenant in the Premises or the Building or Land resulting from work performed, materials furnished or obligations incurred by or at the request of Tenant, Tenant shall cause the same to be discharged of record or adequately bonded around within twenty (20) days after the filing of same. If Tenant shall fail to discharge or adequately bond around such lien within such period, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by deposit in court or bonding. Any amount paid by Landlord for any of the aforesaid purposes, together with all reasonable legal and other expenses of Landlord in defending any such action or procuring the discharge of such lien, shall be paid by Tenant to Landlord as additional rent on demand.

     16. INDEMNITY AND NON-LIABILITY. Landlord will not be liable for and Tenant will indemnify and hold Landlord harmless from all suite, liability, fines, claims, demands, actions, damages, losses, costs and expense, including, but not limited to, Landlord's reasonable attorney's fees for any injury or death to persons, any loss or damage to property, or any loss of or damage to Tenant's business caused wholly or in part by (i) the negligence of, (ii) an act, omission or misconduct of,
(iii) a breach of this Lease by or (iv) the use or occupancy of the Premises by, Tenant, its employees, agents, servants, contractors, licensees, invitees or subtenants. If Landlord shall, without fault on its part, be made a party to any action commenced by or against Tenant, Tenant shall protect, indemnify and hold Landlord harmless therefrom and shall pay to Landlord all costs, expenses, and reasonable attorneys' fees incurred by Landlord in connection therewith. Unless caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable or responsible for any loss or damage to property or death or injury to persons occasioned by theft, fire, act of God, injunction, riot, strike, war, court order, other governmental action or other matters beyond the control of Landlord, or by or through the acts, misconduct or omissions of other tenants, or by the Building or its improvements becoming out of repair, or the leakage or failure of any pipes, wiring or fixtures, or the backing up of any drains. The provisions of this Paragraph shall survive the expiration or earlier termination of this Lease.

     17. CERTAIN RIGHTS RESERVED BY LANDLORD. Landlord shall have the following rights, exercisable without notice [except with respect to subparagraphs (e) and (g)] and without liability to Tenant for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for setoff or abatement of rent:

          (a) To change the Building's name or street address.

          (b) To install, affix, and maintain any and all signs on the exterior and interior of the Building.

          (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and similar equipment, and to control all internal lighting that may be visible from the exterior of the Building.

          (d) To designate, restrict, and control all sources within the Building from which Tenant may obtain food and beverages or other services.

          (e) To enter upon the Premises at reasonable hours to exercise its rights hereunder or inspect same or clean or make repairs or alterations (but without any obligation to do so, except as expressly provided for herein) or to show the Premises to prospective lenders or purchasers, and, during the last nine (9) months of the Lease Term, to show them to prospective tenants at reasonable hours and, if they are vacated, to prepare them for reoccupancy.

          (f) To retain at all times, and to use in case of emergency or catastrophe, at the request of Tenant, or to exercise rights or discharge obligations specifically granted to landlord elsewhere in this Lease, keys to all doors within and into the Premises. No locks shall be changed or added without the prior written consent of Landlord.

          (g) To decorate and to make repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any other part thereof, and for such purposes to enter upon the Premises and, during the continuance of any of said work, to temporarily close doors, entryways, public space, and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, all without abatement of rent or affecting any of Tenant's obligations hereunder, so long as access to the Premises is not unreasonably restricted.

          (h) To have and retain paramount title to the Premises free and clear of any act of Tenant purporting to burden or encumber such premises.

          (i) To grant to anyone the exclusive right to conduct any specific type of business or render any specific type of service in or to the Building.

          (j) To approve the weight, size, and location of safes and other heavy equipment and articles in and about the Premises and the Building and to require all such items and all furniture and similar items to be moved into and out of the Building and Premises only at such times and in such manner as Landlord shall direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant.

          (k) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

          (l) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after regular working hours, on business days and on Sundays, and legal holidays, subject, however, to Tenant's right to admittance when the Building is closed after regular working hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example but not of limitation, that persons entering or leaving the Building, whether or not during regular working hours, identify themselves to a security officer by registration or otherwise and that said persons establish their right to enter or leave the Building. Notwithstanding the foregoing, Landlord shall not be obligated to provide any of the above security measures and Landlord shall not be liable to Tenant or Tenant's employees, customers or invitees for any damages, costs or expenses which occur for any reason in the event such security measures are not properly installed, monitored or maintained or any such services are not property provided, nor shall Landlord be liable to Tenant or Tenant's employees, customers or invitees for any damages or losses caused by theft, burglary, assault, vandalism or other crimes. Landlord strongly encourages Tenant to secure Tenant's own insurance, in excess of the amount required elsewhere in this Lease, and/or to provide Tenant's own security measures, to protect against the above occurrences if Tenant desires additional coverage for such risks.

     18. FIRE OR OTHER CASUALTY. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building shall, in Landlord's sole opinion, be required (whether or not the Premises shall have been damaged by such fire or other casualty) or in the event there is less than two (2) years of the Lease Term remaining or in the event any mortgagee under a mortgage or deed of trust covering the Building should require that the material uninsured loss to the Building, Landlord may, at its option, terminate this Lease and the term and estate hereby granted by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall within seventy-five (75) days after the date of such damage commence to repair and restore the Building and shall proceed with reasonable diligence to restore the Building (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair, or replace any part of Tenant's furniture or furnishings or of fixtures and equipment owned or removable by Tenant under the provisions of the Lease. Notwithstanding the foregoing, Landlord's obligation to restore the Building shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof; except that during the time and to the extent that the Premises are unfit for occupancy, the Landlord shall, at its option, either furnish the Tenant with comparable office space at prevailing market rates or a fair diminution of rent, the choice of which will be at the Landlord's sole discretion. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees, or invitees, the rent hereunder shall not be diminished nor shall Landlord have any obligation to furnish Tenant with comparable office space during the repair of such damage, and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by insurance proceeds.

     19. CONDEMNATION. If all of the Building and Land or the Premises, or so much of either as would materially interfere with Tenant's use of the remainder, shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should be sold to the condemning authority in lieu of condemnation or, if any taking would materially interfere with the use of the Building, Land or the Premises for the purposes for which they are then being used, then this Lease shall terminate as of the date when physical possession of the Building and Land or the Premises is taken by the condemning authority. If less than the whole or a material part of the Building and Land or the Premises is thus taken or sold and there is no such material interference, then Landlord shall have the option to terminate this Lease effective as of the date title shall vest in the condemnor or transferee. In the event this Lease is to be terminated as a result of a total or a partial condemnation as described in this Paragraph, Tenant shall have the right to vacate the Premises at any time within sixty (60) days preceding the date that title vests in or physical possession is taken by the condemning authority, and this Lease shall terminate as of the date such vacation by Tenant is complete. The rent payable hereunder shall be diminished by an amount representing that part of said rent as shall properly be allocable to the portion of the Premises which was so taken or sold, provided that if this Lease has been terminated pursuant to this Paragraph 19, Tenant's obligations under this Lease otherwise accruing after such termination date shall cease and come to an end. Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto, provided that Tenant may apply for and retain any separate award attributable to (a) interference with Tenant's business, (b) the cost of Tenant's relocation and (c) the unamortized value (amortized evenly over the Lease Term) of leasehold improvements paid for by Tenant without reimbursement from Landlord ("Tenant's Costs"), so long as Tenant provides Landlord with written evidence of Tenant's Costs within thirty (30) days after the Commencement Date.

     20. TAXES ON TENANT'S PROPERTY. Tenant shall be liable for all taxes levied or assessed against Tenant's personal property, furniture, alterations, improvements, or fixtures in the Premises including any sales and use taxes associated with materials and/or services in connection with the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects or is required to pay the same or if the assessed value of Landlord's property is increased by inclusion of Tenant's personal property, furniture, alterations, improvements or fixtures in the Premises for which Tenant is liable hereunder, provided that Landlord first shall provide to Tenant evidence reasonably sufficient to show that the increase in taxes is attributable to the inclusion of Tenant's personal property, furniture, alterations, improvements or fixtures in the Premises.

     21.  WAIVER OF SUBROGATION AND INSURANCE.

          (a) Each party hereto waives any and every claim which arises or may arise in its favor and against the other party hereto, or anyone claiming through or under them, by way of subrogation or otherwise, for any and all loss of, or damage to, any of its property (whether or not such loss or damage is caused by the fault or negligence of the other party or anyone for whom said other party may be responsible), which loss or damage is covered (or, with respect to loss of or damage to any of Tenant's property, could have been covered by fire and extended coverage insurance covering Tenant's personal property and moveable trade fixtures in the Premises to the extent of full replacement value) by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is insurable under said insurance policies. Said waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss or damage to property of the parties hereto. In the event that Tenant is permitted to and self-insures any risk which would have been covered by the insurance required to be carried by Tenant pursuant to Section 21(b) of this Lease, or if Tenant fails to carry any insurance required to be carried by Tenant pursuant to Section 21(b) of this Lease, then all loss or damage to Tenant, its leasehold interest, its business, its property, the Premises or any additions or improvements thereto or contents thereof shall be deemed covered by and recoverable by Tenant under valid and collectible policies of insurance.

          (b) Tenant shall at its sole cost and expense, procure and maintain through the term of this Lease a policy or policies of insurance insuring Tenant against any and all liability for injury to or death of a person or persons and for damage to or destruction of property occasioned by or arising out of or in connection with the use or occupancy of the Premises or by the condition of the Premises (including the contractual liability of Tenant to indemnify Landlord contained herein) with a combined single limit of $1,000,000 for bodily injury and/or property damages, and Tenant shall provide Landlord with evidence thereof. All insurance shall be written by an insurance company or companies satisfactory to Landlord and licensed to do business in the State of Texas with Landlord and any other party in interest from time to time designated by Landlord named as additional insiders without restriction. If Tenant has an umbrella or excess policy, Tenant will name Landlord as an additional insured without restriction on all layers of umbrella or excess policies. Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least ten (10) days prior to cancellation of such insurance. Such policies or duly executed certificates of insurance relating thereto shall be promptly delivered to Landlord within five (5) days after the execution of this Lease and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of the respective policy terms. If Tenant fails to comply with the foregoing requirements relating to insurance, Landlord may, at its sole option, obtain such insurance and Tenant shall pay as additional rent to Landlord on demand the premium cost thereof.

          (c) Landlord shall maintain at the expense of Landlord, (i) fire and extended coverage insurance on the base building portion of the Building Standard (as defined in Exhibit "D") improvements located in the Premises in amounts reasonably determined by Landlord to cover the replacement value of such components of the Building and (ii) comprehensive general liability insurance in the amount of not less than $500,000 in respect of personal injury or death in respect of any one occurrence and of not less than $100,000 for property damage in any one occurrence. Said insurance shall be issued by a reputable insurance company authorized to do business in Texas.

     22. SURRENDER UPON TERMINATION. At the expiration or termination of this Lease, whether caused by lapse of time or otherwise. Tenant shall at once remove all furniture, movable trade fixtures and equipment, and surrender possession of the Premises and deliver the Premises to Landlord in as good repair and condition as the commencement of Tenant's occupancy, reasonable wear and tear and damages or destruction by fire or other insured casualty expected, and shall deliver to Landlord all keys to the Premises. All furniture, movable trade fixtures and equipment shall be removed in a good and workmanlike manner so as not to damage the Premises or the Building or the structural qualities of the Building or the plumbing, electrical lines, or other utilities. Tenant, or Landlord at Tenant's expense, shall repair any damage to the Premises or the Building and Land caused by such removal. All furniture, movable trade fixtures and equipment installed by Tenant not removed at the expiration of this Lease or within fifteen (15) days after any other termination shall thereupon be conclusively presumed to have been abandoned by Tenant and Landlord may, at its option, take over the possession of such property and either:

          (a) Declare same to be the property of Landlord by written notice thereof to Tenant; or

          (b) At the sole risk, cost, and expense of Tenant remove the same or any part thereof in any manner that Landlord shall choose and store or dispose of the same without incurring liability to Tenant or any other person.

     Nothing contained in this Paragraph 22 shall prejudice or impair Landlord's rights as a lienholder and secured party under Paragraph 27 hereof, and the rights granted to Landlord under this Paragraph 22 shall be cumulative of its rights as lienholder and secured party.

     23.  EVENTS OF DEFAULT.

          (a) The following events shall be deemed to be events of default by Tenant under this Lease:

              (i) Tenant shall fail to pay when due hereunder any installment of the rent hereby reserved or any other sum of money payable by Tenant to Landlord; or

              (ii) Tenant shall fail to comply with or observe any other term, provision, or covenant of this Lease, and Tenant has not cured such failure (except for the failure to pay rent) within twenty (20) days after the occurrence of such failure; or

              (iii) Tenant or any guarantor of Tenant's obligations hereunder (hereinafter called "Guarantor") shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, or Tenant or any Guarantor shall admit in writing its inability to pay its debts as they become due; or

              (iv) Tenant or any Guarantor shall file a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant or any Guarantor shall be adjudged bankrupt or insolvent in proceedings failed against Tenant or any Guarantor thereunder; or a petition or answer proposing the adjudication of Tenant or any Guarantor as a bankrupt or its similar law shall be filed in any court and such petition or answer shall not be discharged within sixty (60) days after the filing thereof; or

              (v) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any Guarantor or of the Premises or of any of Tenant's property located thereon; or

              (vi) The leasehold estate hereunder shall be taken or attempt to be taken by execution or other process of law in any action against Tenant; or

              (vii) Tenant shall abandon or vacate any substantial portion of the Premises for a period of time in excess of five (5) days without written permission of Landlord, except in connection with a sublease or assignment of this Lease approved by Landlord.

          (b) In an event of default shall have occurred, Landlord shall have, in addition to such other rights or remedies as are contained within this Lease or at law or in equity, the right at its election, then or any time thereafter while such event of default shall continue, to pursue any one or more of the following remedies:

              (i) Terminate this Lease by giving notice thereof to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises, or any part thereof, and by force, if reasonably necessary, without being liable for prosecution or any claim of damages therefor and Tenant hereby agrees to pay to Landlord on demand the amount of all loss or damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise including loss of rental for the remainder of the Lease Term and interest thereon at the Past Due Rate from the date of the default.

              (ii) Enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying the Premises, or any part thereof, by force, if reasonably necessary, without having any civil or criminal liability therefor and without terminating this Lease. Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses as Landlord in its absolute discretion may determine and Landlord may collect and receive any rents payable by reason of such reletting: and Tenant covenants and agrees to pay Landlord on demand all reasonable expenses necessary to relet the Premises which shall include the cost of renovating, repairing, and altering the Premises for a new tenant or tenants, advertisements and brokerage fees, and Tenant further covenants and agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting together with interest on all sums due thereon as the Past Due Rate from the date of the default. Landlord shall not be responsible or liable for any failure to relet the Premises or any part thereof or for any failure to collect any rent due upon any such reletting. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant pursuant to subparagraph 23(b)(i) above.

              (iii) Make such payments and/or take such action (including, without limitation, entering upon the Premises, by force if reasonably necessary, without having any civil or criminal liability therefor) and do whatever Tenant is obligated to do under the terms of this Lease and Tenant covenants and agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus affecting compliance with Tenant's obligations under the Lease together with interest thereon at the Past Due Rate from the date paid by Landlord, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, unless caused by the negligence or willful misconduct of Landlord.

              (iv) Collect, from time to time, by suit or otherwise, each installment of rent or other sum as it becomes due hereunder, or to enforce, from time to time, by suit or otherwise, any other term or provision hereof on the part of Tenant required to be kept or performed.

              (v) In order to regain possession of the Premises and to deny Tenant access thereto, Landlord or its agent may, at the expense and liability of the Tenant, alter or change any or all locks or other security devices controlling access to the Premises without posting or giving notice of any kind to Tenant (except as expressly set forth in this Lease), in which event Landlord shall place a written notice on Tenant's front door stating the name and address or telephone number of the individual or company from which access to the new key may be obtained. However, Landlord shall have no obligation to provide Tenant a key or grant Tenant access to the Premises so long as Tenant is in default under this Lease. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease or recovery any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys' fees, by reason of Landlord's alteration or change of any lock or other security device and the resulting exclusion from the Premises of the Tenant or Tenant's agents, servants, employees, customers, licensees, invitees or any other persons from the Premises. Landlord may, without notice, remove and either dispose of or store, at Tenant's expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof.

              (vi) Terminate this Lease by giving Tenant notice hereof, in which event Tenant shall pay to Landlord the sum of (i) all rent accrued hereunder through the date of termination, and (iii) an amount equal to (A) the total rent that Tenant would have been required to pay for the remainder of the Lease Term discounted to present value at a rate of seven percent (7%) per annum, minus (B) the then present fair rental value of the Premises for such period, similarly discounted at a rate of seven percent (7%) per annum, after deducting all anticipated costs of reletting and Landlord's expenses for keeping the Premises in good order.

          (c) No repossession or re-entering on the Premises or any part thereof and no reletting of the Premises or any part thereof shall terminate this Lease, unless a notice of such intention be given to Tenant.

          (d) No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute. In addition to other remedies provided in this Lease, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions, or provisions of this Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions, or provisions of this Lease, or to any other remedy allowed to Landlord at law or in equity.

     24. NO IMPLIED WAIVER. The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power, or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any violation of any term, covenant, agreement, or condition contained in this Lease or contained in the Rules and Regulations attached hereto as Exhibit "B" shall not prevent a subsequent act, which would have originally constituted a violation from having all the force and effect of an original violation. No express waiver shall affect any condition other than the one specified in such waiver and that one only for the time and in the manner specifically stated. A receipt by Landlord of any rent with or without knowledge of the breach of any covenant or agreement contained in this Lease shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises.

     25. WAIVER BY TENANT. Tenant hereby waives and surrenders for itself and all claiming by, through, and under it, including creditors of all kinds,

          (a) any right and privilege which it or any of them may have under any present or future constitution, statute or rule of law to redeem the Premises or to have a continuance of this Lease for the term thereby demised after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the terms of this Lease as herein provided; and

          (b) the benefits of any present or future constitution, statute, or rule of law which exempts property from liability for debt or for distress for rent; and

          (c) the provision of law relating to notice and/or delay in levy of execution in case of eviction of a tenant for nonpayment of rent.

     26. ATTORNEYS' FEES AND LEGAL EXPENSES. In the event either party defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease to be performed by such party, and the aggrieved party places the enforcement of this Lease in the hands of an attorney, or files suit upon the same, the prevailing party shall recover all of its reasonable attorneys' fees and court costs from the non-prevailing party.

     27. LANDLORD'S LIEN. In consideration of the mutual benefits arising under this Lease, Tenant hereby grants to Landlord a lien and security interest on all property of Tenant now or thereafter placed in or upon the Premises, and such property shall be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. Said lien and security interest shall be in addition to all rent and other sums agreed to be paid by Tenant herein. Said lien and security interest shall be in addition to and cumulative of the Landlord's liens provided by law. Tenant shall not remove any of said property from the Premises in the event Tenant is in default under this Lease. Upon the occurrence and event of default by Tenant under this Lease, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all furniture, fixtures, equipment, supplies, and other property of Tenant situated in, on, upon, or about the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made; and at any such public sale, Landlord or its assigns may purchase the same or any portion thereof unless prohibited by law. The proceeds of any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses incurred by Landlord), shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph 27. Any surplus shall be paid to Tenant or as otherwise required by law; and Tenant shall promptly pay any deficiencies forthwith. This Lease shall constitute a security agreement under the Taxes Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all property of Tenant now or hereafter placed in or upon the Premises by Tenant. Simultaneously with the execution of this Lease, Tenant has executed as debtor the financing statements attached hereto as Exhibit "E-1" or "E-2" and incorporated by reference herein and agrees to execute such additional financing statement or statements as Landlord may hereafter request in order that such security interest or interests may be protected pursuant to said Code. Landlord may at its election at any time file a copy of this Lease as a financing statement. Landlord, as secured party, shall be entitled to all of the rights and remedies afforded a security party under the Texas Uniform Commercial Code, which rights and remedies shall be in addition to and cumulative of the Landlord's liens and rights provided by law or by the other terms and provisions of this Lease. Upon request by Landlord, Tenant shall promptly provide the name and address of any entity that has or claims to have an interest in any property located on the Premises and a description of such property. Failure to provide such list following Landlord's request shall result in a presumption that all property located in the Premises is owned by or otherwise belongs to Tenant free from all claims, liens, or security interests of any third party or parties. Without intending to exclude any other manner of giving Tenant any required notice, the requirement for reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least ten (10) days before the date of the sale. Landlord shall have all of the rights and remedies of a secured party under applicable law. Upon written request by Tenant, Landlord shall execute an agreement subordinating the foregoing lien of Landlord, in substantially the form of Exhibit "1" attached hereto and made a part hereof.

     28.  SUBORDINATION.

          (a) Tenant acknowledges that this Lease and all rights of Tenant hereunder are and shall remain subject and subordinate to that certain Deed of Trust, Security Agreement, Fixtures Financing Statement and Assignment of Rents and Leases dated December 13, 1991, executed by Landlord for the benefit of Lender covering Landlord's interest in the Building and the Land, and recorded in Volume 11584, Page 0737, of the Real Property Records of Travis County, Texas, and any and all advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions and Tenant has, as of the date hereof, executed and delivered to Landlord that certain Subordination, Non-Disturbance Agreement attached hereto as Exhibit "F" and incorporated by reference herein (the "Non-Disturbance Agreement"). Notwithstanding the foregoing, Tenant acknowledges that Lender shall be under no obligation to execute the Non-Disturbance Agreement in the event the Net Rentable Area of the Premises is less than 2,500 square feet.

          (b) This Lease and all rights of Tenant hereunder shall be subject and subordinate to any deeds of trust, mortgages or other instruments of security which may hereafter cover the Building and the Land or any interest of Landlord therein, and of any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages or instruments of security, subject to the approval and execution by Tenant and the holder or holders of such deeds of trust, mortgages, or other instruments of security, which approval and execution shall not be unreasonably withheld or delayed, of a subordination, non-disturbance, and attornment agreement by the terms of which such holder or holders recognize this Lease and covenant to give Tenant, so long as Tenant attorns to any purchaser or purchasers of the Building and the Land or any interest of Landlord therein through foreclosure or other disposition thereof and Tenant is not in default under this Lease, the right of quiet enjoyment of the Premises. Tenant shall upon demand and at any time or times execute, acknowledge, and deliver to Landlord such other and further instruments and certificates that, in the judgment of Landlord, may be necessary or proper to confirm or evidence such subordination.

     29. QUIET ENJOYMENT. The Tenant, upon paying the Base Rent, any additional rent, and any other sums required to be paid by the terms of this Lease, and upon performing and observing the covenants and stipulations set forth herein, shall peaceably hold and enjoy the Premises during the said term subject to the terms and conditions hereof and to any liens, ordinances, easements, restrictions or covenants to which this Lease is subject.

     30. NOTICE TO LANDLORD. In the event of any act or omission by Landlord which would give Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the written notice of such act or omission to Landlord and Landlord's mortgagees, if any, and Landlord or Landlord's mortgagees shall fail to correct the breach or default within thirty (30) days after the notice, or such longer period of time as may be reasonably necessary provided Landlord or Landlord's mortgagee has commenced to correct the breach or default within such thirty (30) day period and diligently pursues such to completion.

     31. HOLDING OVER BY TENANT. Should Tenant or any of its successors in interest continue to hold the Premises after the termination of this Lease, whether such termination occurs by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Landlord in writing, constitute and be construed as a tenancy at will, at a daily rental equal to one-thirtieth (1/30) of an amount equal to the greater of double the amount of the monthly rental payable during the last month prior to the termination of this Lease or one hundred fifty percent (150%) of the market rate for which similar space in the Building is then being leased by Landlord, and upon and subject to all of the other terms, provisions, covenants, and agreements on the part of Tenant hereunder except any right to renew this Lease. No payments of money by Tenant to Landlord after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant.
Nothing in this Paragraph 31 shall be construed as giving Tenant the right to hold over beyond the date of the expiration of this Lease nor preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any tenancy at will is terminable upon notice from Landlord.

     32. RULES AND REGULATIONS. Tenant and Tenant's agents, employees, and invitees will comply with all requirements of the Rules and Regulations (as changed from time to time as hereinafter provided) which are attached hereto as Exhibit "B." Landlord shall at all times have the right to change such Rules and Regulations or to promulgate other Rules and Regulations in such reasonable manner as may be deemed advisable for the safety, care, or cleanliness of the Building and related facilities or premises, and for preservation of good order therein; provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant and provided further that Landlord shall use reasonable efforts to enforce such rules in a fair and equitable manner among all tenants in the Building and shall not make any rule that would deprive Tenant (except in times of emergency) of access to and use of the Premises during evenings, weekends and holidays.
Tenant shall further be responsible for the compliance with such Rules and Regulations by the employees, servants, agents, visitors, and invitees of Tenant. Landlord shall not be responsible to Tenant for failure of any person to comply with such Rules and Regulations.

     33. ESTOPPEL CERTIFICATE AND TENANT'S FINANCIAL STATEMENTS. Tenant will, at any time and from time to time, upon not less than twenty (20) days' prior request by Landlord or any successor of Landlord or by the holder of any deed of trust or mortgage covering the Land and Building or any interest of Landlord therein, execute, acknowledge, and deliver to Landlord an estoppel certificate prepared by Landlord (or by any such successor of Landlord or by any such holder) certifying, if true and accurate at the time (and if not, stating why) that this Lease is the entire agreement between the parties; that this Lease is in full force and effect and specifying any modifications; the dates to which the rent has been paid and that no rent under this Lease has been paid more than thirty
(30) days in advance of its due date; that the Tenant has unconditionally accepted the Premises; that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset, deduction or counterclaim under this Lease or otherwise against rents or other charges due or to become due hereunder; that Landlord, any such successor or holder, and any assignee of any such entity may rely upon the estoppel certificate being given by Tenant; and either stating that to the knowledge of the signer of such certificate no default of Landlord exists hereunder or specifying each such default of which the signer may have knowledge; it being intended that any such certificate by Tenant may be relied upon by any prospective purchaser or mortgagee of the Building. In addition to the matters described above, the above-described certificate shall include and Tenant shall certify, if true and accurate at the time (and if not, stating why) as to matters regarding the Lease as reasonably requested by Landlord. The certificate shall also contain an acknowledgment by Tenant of receipt of notice of the assignment of this Lease to such holder and the agreement by Tenant with such holder that from and after the date of such certificate, Tenant will not pay any rent under this Lease more than thirty (30) days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have first given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission; provided, however, that
(i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's Interest in this Lease within ninety
(90) days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment. If requested by Landlord, Tenant shall also furnish to Landlord, within thirty (30) days of such request (which Landlord shall not make more often than once in any twelve (12) month period), a statement of the financial condition of Tenant in a form reasonably satisfactory to Landlord. Landlord will at any time and from time to time, upon not less than thirty (30) days' prior request by Tenant, any successor in interest of Tenant or by any of Tenant's lenders, execute, acknowledge and deliver to Tenant an estoppel certificate prepared by Tenant (or by any such successor or lender of Tenant) in form and substance equivalent of the estoppel certificate Tenant has agreed to provide Landlord pursuant to this Paragraph 33.

     34. LIMITATION OF LIABILITY. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the then interest of Landlord in the Building and Land and Landlord, its officers, directors, employees, agents and partners shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything contained in this Lease to the contrary, in the event Landlord sells, assigns, transfers, or conveys its interest in the Land and the Building. Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer, or conveyance. The provisions of this Paragraph shall survive the expiration of earlier termination of this Lease.

     35. NOTICES. Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing, or delivery of any notice or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Travis County, Texas, at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith:

                    San Jacinto Office Tower Limited Partnership
                    300 San Jacinto Center
                    98 San Jacinto Blvd.
                    Austin, Texas 78701
                    Attn:  Property Manager

          (b) Any notice or document delivered by Tenant to Landlord hereunder shall be delivered to Landlord at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith:

   With a copy to:  Equity Assets Management, Inc.
                    2 North Riverside Plaza, Suite 1601
                    Chicago, Illinois 60606
                    Attn:  Vice President, Ownership Representation

          (c) Any notice or document delivered by Landlord to Tenant hereunder shall be delivered to Tenant at the address hereinbelow set forth, or at such other address as Tenant may specify from time to time by written notice delivered in accordance herewith:

                    230 San Jacinto Center
                    98 San Jacinto Blvd.
                    Austin, Texas 78701
                    Attn:  Richard J. Hawkins

          (d) Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage paid, certified mail, return receipt requested, addressed to the respective party at the respective addresses set out above, or at such other address as they have theretofore specified by written notice.

     36. USE TAX. Notwithstanding any other provision herein, Tenant shall pay as and when they become due and before the same become delinquent any and all licenses, charges, and other fees of every kind and nature arising out of or in connection with the Tenant's use or occupancy of the Premises, including but not limited to license fees, business license tax, the amount of any privilege, sales, excise, or other tax (other than income or franchise tax) imposed upon rentals herein provided to be paid by Tenant or upon the Landlord in an amount measured by such rentals received by Landlord.

     37. EXECUTION AND APPROVAL OF LEASE. Employees or agents of Landlord's broker, if any, or Landlord's building manager, if any, have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises and this document becomes effective and binding only upon the execution and delivery hereof by Landlord or Landlord's authorized agent and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by agreement in writing between Landlord and Tenant, and no act or omission of any employee or grant of Landlord, Landlord's broker, if any, or Landlord's building manager, if any, shall alter, change or modify any of the provisions hereof.

     38. SEVERABILITY. Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement. If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and in lieu of such invalid or unenforceable clause, there shall be added as a part of the Lease a clause as similar in terms to such invalid or unenforceable clause as may be possible and be legal, valid and enforceable.

     39. NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

     40. FORCE MAJEURE. Whenever a period of time is herein prescribed for action (other than the payment of money) to be taken by a party to this Lease, that party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind whatsoever which is beyond the control of that party ("Force Majeure").

     41. GENDER. Words of any gender used in this Lease shall be held and construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     42. JOINT AND SEVERAL LIABILITY. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations of Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, but not limited to, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give Tenant or such guarantor any notices, or the release of any party liable for the payment of Tenant's obligations hereunder.

     43. ENTIRE AGREEMENT AND AMENDMENT. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. Landlord's agents have made no representations or promises with respect to the Premises of the Building except as herein expressly set forth and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. This Lease shall not be altered, waived, amended or extended, except as expressly set forth in the provisions of this Lease.
This Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the Building is located without the prior written consent of Landlord.

     44. PARAGRAPH HEADINGS. The paragraph headings contained in this Lease are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

     45. BINDING EFFECT. All of the covenants, agreements, terms, and conditions to be observed and performed by the parties hereto shall be applicable to, binding upon and inure to the benefit of their respective heirs, personal representatives, successors, and, their respective assigns, subject to the provisions of Paragraphs 11, 34 and 46 hereof.

     46. TRANSFER OF LANDLORD'S RIGHTS. Subject to any express provisions of this Lease to the contrary, in the event Landlord transfers its interest in the Building, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations.

     47. BROKERAGE. Tenant and Landlord represent and warrant to each other that such party has not had any dealing with any realtor, broker or agent in connection with this Lease or the negotiation thereof, except for First Office Management and Asset Investment Corp. to which Landlord shall be liable for the payment of all fees, commissions, and other compensation and charges pursuant to separate written agreements between Landlord and each such broker, and Landlord and Tenant each agree to indemnify and hold the other harmless from and against any and all costs, expenses or liability, including, but not limited to, reasonable attorney's fees, resulting from any breach of this representation or warranty.

     48. NO THIRD PARTY BENEFICIARY. This Lease is for the sole benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns, and is not for the benefit of any third party.

     49. SUBSTITUTION OF PREMISES. At any time after the execution of this Lease with not less than sixty (60) days' prior written notice, Landlord may substitute for the Premises other premises in the Building (the "New Premises"), in which event the New Premises shall be deemed to be the Premises for all purposes hereunder provided: (a) the New Premises shall contain at least the same Net Rentable Area as the Premises, (b) the Base Rent and Tenant'' Proportionate Share shall be proportionately adjusted based upon the size of the New Premises, (c) the New Premises shall have been finished out in no less than the same overall manner as the Premises, (d) the New Premises shall be of similar structural integrity, quality and convenience, (e) Landlord shall pay Tenant's reasonable moving expenses and (f) the terms of this Lease, other than those dealing specifically with the physical features or location of the Premises, shall apply to the New Premises. If Tenant fails to vacate the Premises after demand therefor by Landlord, Tenant shall thereupon be in default under the Lease.

     50. HAZARDOUS WASTE. The term "Hazardous Substances," as used in this Lease, shall mean pollutants, contaminants, toxic or hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or penalized by any "Environmental Law," which term shall mean any federal, state or local statute, ordinance, regulation or other law of a government or quasi-governmental authority relating to pollution or protection of the environment or the regulation of the storage or handling of Hazardous Substances. Landlord hereby represents to Tenant that to Landlord's current actual knowledge, there are currently no Hazardous Substances stored or used in the Building or the Premises, no underground storage tanks located on or under the Land and no asbestos used in the construction of the Building or any leasehold improvements in the Building. Tenant hereby agrees that: (i) Tenant, its agents, employees and contractors will not conduct any activity on the Premises that will produce any Hazardous Substance; (ii) Tenant, its agents, employees and contractors will not use the Premises in any manner for the storage of any Hazardous Substances;
(iii) Tenant will not permit any Hazardous Substances to be brought onto the Premises and if so brought or found located thereon, the same shall be immediately removed, with proper disposal, and all required clean-up procedures shall be diligently undertaken by Tenant at its sole cost pursuant to all Environmental Laws. If at any time during or after the term of this Lease, the Premises is found to be contaminated with Hazardous Substances and such contamination is the result of action by Tenant, its agents, employees or contractors, Tenant shall diligently institute proper and thorough clean-up procedures, at Tenant's sole cost. If at any time during the Lease Term, the Premises is found to be contaminated with Hazardous Substances, and such contamination is the result of action by Landlord, Landlord shall diligently institute proper and thorough clean-up procedures, at Landlord's sole cost. Landlord agrees to indemnify and hold Tenant harmless from all fines, reimbursement, restitution, response costs, cleanup costs, claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Premises with Hazardous Substances as a result of Landlord's actions or otherwise arising from the use of the Land or Building by Landlord. Tenant agrees to indemnify and hold Landlord harmless from all fines, reimbursement, restitution, response costs, cleanup costs, claims, demands, actions, liabilities, costs, expenses, damages, penalties and obligations of any nature arising from or as a result of any contamination of the Premises with Hazardous Substances (other than as a result of Landlord's actions), or otherwise arising from the use of the Premises, Land or Building by Tenant. The foregoing indemnification and the responsibilities of Tenant and Landlord shall survive the termination or expiration of this Lease.

     51. APPLICABLE LAW. This Lease shall be governed in all respects by the laws of the State of Texas. It is the intent of Landlord and Tenant to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or detention of money hereunder or otherwise exceed the maximum amount which Landlord is legally entitled to contract for, charge or collect under applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance, Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the rent; and if such amount which would be excessive interest exceeds the rent, then such additional amount shall be refunded to Tenant.

     52. AUTHORITY. In the event Tenant is a corporation (including any form of professional association), partnership (general or limited) or other form of organization other than an individual, then each individual executing or attesting this Lease on behalf of Tenant hereby covenants, warrants and represents (i) that such individual is duly authorized to execute or attest and deliver this Lease on behalf of Tenant in accordance with the organizational documents of Tenant; (ii) that this Lease is binding upon Tenant; (iii) that Tenant is duly organized and legally existing in the state of its organization, and is qualified to do business in the state in which the Premises is located;
(iv) that upon request, Tenant will provide Landlord with true and correct copies of all organizational documents of Tenant and any amendments thereto; and
(v) that the execution and delivery of this Lease by Tenant will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan, credit agreement, partnership agreement or other contract or instrument to which Tenant is a party or by which Tenant may be bound. If Tenant is a corporation, Tenant will, prior to the Commencement Date, deliver to Landlord a copy of a resolution of Tenant's board of directors authorizing or ratifying the execution and delivery of this Lease, which resolution will be duly certified to Landlord's satisfaction by the secretary or assistant secretary of Tenant. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease.

     53. WARRANTY OF GOOD TITLE. Landlord warrants and represents to Tenant that Landlord owns good and sufficient right, title and interest in and to the Land and all improvements thereto, including, without limitation, the Building, such that Landlord may enter into this Lease and be bound by its terms. In entering into this Lease with Landlord, Tenant is specifically relying on this representation of good title by Landlord.

     54.  CANCELLATION OPTION.

          (a) Provided Tenant is not in default hereunder at both the time of exercise of such option and the Cancellation Date (as hereinafter defined), and subject to the requirements of this Paragraph 54, Tenant shall have the option to terminate this Lease (the "Cancellation Option") at any time after the last day of the twenty-fourth (24th) calendar month of the Lease Term, such termination to be effective on the date (the "Cancellation Date") which is six
(6) months after the date Landlord receives written notice from Tenant of the exercise of such right. In order to exercise the Cancellation Option, Tenant must (i) provide six (6) months' prior written notice to Landlord of Tenant's exercise of the Cancellation Option, (ii) pay to Landlord, at the same time that Tenant delivers to Landlord the foregoing notice of cancellation, a cancellation fee in the amount of $8,464.14 (if Tenant notifies Landlord of its exercise of the Cancellation Option prior to the last day of the thirty-sixth (36th) calendar month of the Lease Term) and (iii) execute a written lease agreement with Landlord on or before the Cancellation Date (the "New Lease") in accordance with subsection (b) below. The payment of the cancellation fee described in
(ii) above shall not reduce any of Tenant's obligations under this Lease accruing up to and including the Cancellation Date. There shall be no such cancellation fee due and payable in the event Tenant notifies Landlord of its exercise of the Cancellation Option after the last day of the thirty-sixth
(36th) calendar month of the Lease Term. In the event that Tenant fails to comply with all the terms and conditions set forth in items (i), (ii) and (iii) above, the Cancellation Option shall be void and of no further force and effect.

          (b) The New Lease shall be for a term of no less than sixty (60) months commencing the day after the Cancellation Date and shall cover space in the Building containing not less than 6,000 square feet of Net Rentable Area in a location designated by Landlord, subject to the availability of such space in the Building, "upon all of the same terms and conditions set forth in the Lease, except as provided above and as set forth below:

              (i) The Base Rent for the Lease Term of the New Lease shall be the Fair Market Value Rental Rate for such new space as of the applicable commencement date set forth above, as determined by Landlord in good faith. As used in this Paragraph, the term "Fair Market Value Rental Rate" shall mean the annual rental rate being charged as of the date such rental is to become effective hereunder for tenants then initially occupying space of comparable size and condition (to the space for which the Fair Market Value Rental Rate is being determined) in the Building if, but only if, there is then an active leasing market for initial occupancies of such comparable space in the Building. If no active leasing market for initial occupancies in the Building then exists, then the Fair Market Value Rate shall mean the annual rental rate then being charged in the Market Area (as defined below) for tenants then initially occupying space in comparable buildings in the Market Area, for space of comparable size and condition to the space for which the Fair Market Value Rental Rate is being determined. In either case, the Fair Market Value Rental Rate shall take into consideration use, location and floor level within the building, the location, quality and age of the building, the definition of rentable area or net rentable area, as the case may be, with respect to which such rental rates are computed, leasehold improvements provided or to be provided, the term of the lease under consideration, the extent of the services provided or to be provided, applicable distinctions between "gross" leases and "net" leases, base year or dollar amount for escalation purposes (both operating costs and ad valorem/real estate taxes), any other adjustments (including by way of indices) to base rental (taking into consideration rent concessions and abatement for purposes of computing "effective" rental rates only and in no event shall there be any rental abatement under this Lease other than as specifically provided in this Lease), credit standing and financial stature of tenant, the time the rental rate under consideration was agreed upon and became or is to become effective, and any other relevant term or condition in making such evaluation. As used herein, the "Market Area" means the downtown area of Austin, Texas, bounded on the south by Town Lake, on the north by 12th Street, on the east by Red River and on the west by Guadalupe.

              (ii) Any space leased by Tenant under this Paragraph shall be tendered by Landlord and accepted by Tenant in its then "AS IS" condition, provided that Landlord shall provide to Tenant the renovation allowance (if any) which was assumed in Landlord's determination of the Fair Market Value Rental Rate. Unless then otherwise agreed in writing by Landlord and Tenant, such allowance shall be furnished to Tenant pursuant to, and Tenant shall comply with, the Renovation Work Letter attached hereto and made a part hereof as Exhibit "G".

              (iii) Tenant's rights under this Paragraph 54 are personal with respect to Tenant, and any assignment or subletting by Tenant shall automatically terminate its rights under this Paragraph 54.

              (iv) Landlord shall not be liable for the failure to give possession of any space leased under this Paragraph to Tenant by reason of the unauthorized holding over or retention of possession by any other tenant, tenants, or occupants thereof, nor shall such failure impair the validity of this Lease, nor extend the term thereof.

              (v) The unamortized portion (as of the Cancellation Date) of all up front costs paid by the Landlord in connection with this Lease (i.e., brokerage commissions plus the Leasehold Improvement Allowance), together with interest thereon at the rate of 13% per annum, shall be amortized evenly over the lease term of the New Lease and shall be added to the Base Rent under the New Lease.

              (vi) In the event that any such space is not available in the Building and/or in the event that Tenant fails to execute a lease for such space prior to the Cancellation Date, such exercise of the Cancellation Option shall be null and void; provided, however, that the foregoing unavailability of space shall not preclude Tenant from exercising the Cancellation Option later in the Lease Term, subject to all of the terms and conditions hereof.

     55. TEMPORARY STORAGE SPACE. Landlord shall provide temporary storage space to Tenant prior to the Commencement Date at no cost to Tenant, subject to availability of such space in the Building. Such storage space shall be in a location to be determined by Landlord, in Landlord's sole discretion, which shall contain no more than 500 square feet. The term of such temporary lease shall not exceed 60 days and such space shall be used by Tenant solely for the purpose of temporarily storing Tenant's personal property, furniture and equipment.

     56. TEMPORARY PREMISES. Tenant shall lease from Landlord upon all of the terms and conditions of this Lease, as modified by this Paragraph, that certain area within the Building containing approximately 2,352 square feet of Net Rentable Area, known as Suite 1450 and as shown on Exhibit "A-1" attached hereto and made a part hereof (the "Temporary Premises"). The Lease Term for the Temporary Premises shall commence on the day which is three (3) business days after Landlord notifies Tenant that the Temporary Premises is available for occupancy, and shall end on the day before the Commencement Date. The Base Rent for the Temporary Premises shall be $1,500.00 per month. Tenant shall accept the Temporary Premises in its "AS IS" condition and Landlord shall have no obligation to provide any improvements to or perform any work in the Temporary Premises.

     57. AFFILIATED ENTITIES. Tenant and Landlord acknowledge that Tenant is engaged in the business of acquiring, developing and marketing technologies, and that in connection with this business, it may from time to time form affiliated entities which will undertake various development or marketing activities.
These affiliated entities shall be subject to the control of or under common control with Tenant and may employ their own personnel. Such personnel may maintain offices within the Premises in connection with their work on behalf of such affiliated entities. Such occupancy of the Premises by such personnel shall be subject to and in accordance with all of the terms and conditions of this Lease and the foregoing shall not be deemed in any manner to release or otherwise modify in any manner Tenant's obligations under this Lease.

     58. RIDERS AND EXHIBITS. The following number Exhibits and Riders are attached hereto and incorporated herein by reference as if copied herein in full.

          Exhibit "A":     Floor Plan of Premises
          Exhibit "A-1":   Floor Plan of Temporary Premises
          Exhibit "B":     Building Rules and Regulations
          Exhibit "C":     Acceptance of Premises Memorandum
          Exhibit "C-1":   Punch List
          Exhibit "D":     Work Letter
          Exhibit "E-1":   Secretary of State Financing Statement
          Exhibit "E-2":   Travis County Clerk's Financing Statement
          Exhibit "F":     Subordination, Non-Disturbance and Attornment
                           Agreement
          Exhibit "G":     Renovation Work Letter
          Exhibit "H":     Lease Guaranty
          Exhibit "I":     Agreement Regarding Lender's Security Interest
          Rider No. 101    Definitions Regarding Calculation of Tenant's
                           Occupancy Costs and Calculation of Net Rentable Area
          Rider No. 102    Parking

     IN WITNESS WHEREOF, this Lease is hereby executed in multiple originals as of the date first above set forth.

                                LANDLORD

                                SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership

                                By:  Equity Assets Management, Inc., its
                                authorized agent


                                By:   /s/ Richard J. Berk
                                    --------------------------------------------
                                Name:  Richard J. Berk
                                Title:  Vice President, Ownership Representation



                                TENANT

                                DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc.


                                By:   /s/ Richard J. Hawkins
                                    --------------------------------------------
                                Name:  Richard J. Hawkins
                                Title:  Chairman of the Board of Directors


                                ID2 1, L.P., A TEXAS LIMITED PARTNERSHIP

                                By: Drug Development Investment Corp., a Texas corporation d/b/a id2, Inc., its sole general partner

                                       By:   /s/ Richard J. Hawkins
                                           -------------------------------------
                                       Name:  Richard J. Hawkins
                                       Title:  Chairman of the Board of Director

                                  EXHIBIT "H"

                               GUARANTY OF LEASE

     WHEREAS, Drug Development Investment Corp. d/b/a id2 I, L.P. (jointly, "Tenant") have entered into that certain Lease Agreement (the "Lease") date March 17, 1993 with San Jacinto Office Tower Limited Partnership ("Landlord"); and

     WHEREAS, Landlord was not willing to enter into the Lease without the receipt of this Guaranty executed and acknowledge by the undersigned;

     NOW, THEREFORE, to induce Landlord to execute the Lease, as a material consideration and inducement therefore (recognizing without the execution and delivery of this Guaranty Landlord would not be willing to enter into the Lease Amendment), and recognizing the benefit of the Lease to the undersigned, the undersigned hereby agree as follows:

     The undersigned (herein called "Guarantors" whether one or more), hereby unconditionally, jointly and severally guarantee observance by Tenant of all the monetary obligations, duties, covenants, agreements and conditions provided in the Lease, as same may hereafter be amended from time to time, to be observed by Tenant during the term of the lease (including specifically and without limiting the generality of the foregoing, payment by Tenant of all rental and other amounts and damages of whatsoever kind or nature which may be or become due from Tenant under the terms of or in connection with the Lease). This guaranty is unconditional and the liability of Guarantors shall be absolute, in the same manner as if Guarantors, jointly and severally, were named in and had signed the Lease as "Tenant" thereunder. Guarantors agree that bankruptcy, insolvency, lack of corporate capacity or any other disability or impediment against enforcement of full liability of Tenant named in the Lease shall in no way impair or affect Guarantors' liability and obligation hereunder, and, without limitation of the foregoing. Guarantors agree that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the Bankruptcy Code, or if such a petition be filed by creditors of Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of Tenant's property and assets is appointed by any state or federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantors under this guaranty, and the liability of Guarantors of the Tenant's obligations under the Lease shall be of the same scope as if Guarantors had themselves, jointly and severally, executed the Lease, and no "rejection" and/or "termination" of the Lease in any of the proceedings referred to above shall be effective to limit, release and/or terminate the continuing liability of Guarantors to Landlord under this guaranty with respect to the Lease and such liability of Guarantors shall be unaffected by any such "rejection" and/or "termination" in said proceedings. It shall not be necessary or required in order to maintain and enforce Guarantors' liability hereunder that demand be made upon Tenant or that action be commenced or prosecuted against Tenant or that any effort be made to enforce the liability or responsibility of Tenant for performance of its obligations or duties under or in connection with the Lease, and it shall not be required that Tenant or any other party liable on such lease be joined in any action brought against Guarantors for enforcement of Guarantors' liability and responsibility under this guaranty or that judgement have theretofore been obtained against Tenant or any other party liability therefor on or in connection with any such claim. Guarantors agree that no waiver by Landlord or forbearance or delay by Landlord in asserting or enforcing any rights or remedies of Landlord against or with respect to Tenant or any other party who may be or becomes responsible for performance of any such Tenant's obligations or duties shall in any way affect, impair or release Guarantors' liability hereunder. Likewise, Guarantors agree that no assignment or subletting of the Lease or of all or any part of the leased premises by such Tenant shall in any way impair, affect or release Guarantors' liability hereunder. Guarantors expressly waive and agree that no notice of default by Tenant or other notice or demand need be given by Landlord to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that no notice of amendment or modification of the Lease need be given by Landlord or Tenant to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that any amendment or modification of the Lease be made by Landlord and Tenant, as provided in such lease, with or without the approval of Guarantors, and that any such amendment will be deemed part of the Lease for purposes of this guaranty. Likewise, Guarantors agree that Landlord's release or subordination or failure or delay to enforce or seek to realize upon any security now or hereafter held or acquired by Landlord for performance of any of the obligations or duties of Tenant under or in connection with the Lease shall in no way impair, affect or release Guarantors' liability hereunder, and that Landlord's action (at Landlord's election) in terminating such lease or in taking or retaking possession of the leased premises as therein provided following default by Tenant shall not release or impair Guarantors' liability hereunder and that no notice of such termination or of such entry or re-entry by Landlord need be given to Guarantors. Without limitation of anything herein to the contrary, Guarantors agree that any wavier by Lessor or forbearance or failure or delay by Lessor in asserting or enforcing its rights against any of the undersigned under this guaranty shall in no way affect, impair or release the liability of any of the other Guarantors hereunder.

     NOTHWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE MAXIMUM LIABILITY OF GUARANTOR HEREUNDER, SHALL BE LIMITED TO $75,807.00, PLUS ALL COSTS, INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES, INCURRED IN ENFORCING THIS GUARANTY (THE "GUARANTEED AMOUNT"). THE GUARANTEED AMOUNT SHALL BE REDUCED BY $1,263.46 FOR EACH FULL MONTH OF THE LEASE TERM IN WHICH TENANT PERFORMS ALL OF ITS MONETARY OBLIGATIONS UNDER THE LEASE.

     This guaranty shall be enforceable and shall be performed in Travis County, Texas.

     WITNESS the execution hereof effective as of the date of execution and delivery of the Lease.


Address:                            __________________________________________
230 San Jacinto Center              Richard J. Hawkins
98 San Jacinto Blvd.
Austin, TX  78701

                                  EXHIBIT "F"

                      SUBORDINATION, NON-DISTURBANCE AND

                             ATTORNMENT AGREEMENT



THE STATE OF TEXAS      (SECTION)

                        (SECTION)

COUNTY OF TRAVIS        (SECTION)

     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT dated as of ________________________, 19____, is executed by and among SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership, with its address at Two North Riverside Plaza, Chicago, Illinois 60606, (hereinafter called "Landlord"). MANUFACTURERS HANOVER TRUST COMPANY, a New York banking corporation, its successors and assigns, with its address at 270 Park Avenue, 38th Floor, New York, New York 10017 (hereinafter called "Mortgagee"), and DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc. and id2 I, L.P., a Texas limited partnership, with its address at 230 San Jacinto Center, 98 San Jacinto Blvd., Austin, Texas 78701 (hereinafter jointly called "Tenant");

                                   RECITALS

     WHEREAS, Landlord and Tenant have entered into a certain Lease Agreement dated March 17, 1993 (the "Lease") covering certain demised premises more fully described in the Lease (the "Premises") located in Landlord's office building situated in Lot 1, San Jacinto Center, an addition to the City of Austin, Texas, according to the plat thereof recorded in Volume 89, Page 21 of the Plan Records of Travis County, Texas (the "Property");

     WHEREAS, by Deed of Trust, Security Agreement, Fixtures Financing Statement and Assignment of Rents and Leases dated December 13, 1991, and recorded in Volume 11584, Page 0737 of the Real Property Records of Travis County, Texas (the "Deed of Trust"), Landlord granted to Mortgagee a first mortgage lien and security interest in the Property; and

     WHEREAS, Tenant desires to be assured of its continued enjoyment and occupancy of the Premises subject to the provisions of the Lease and Mortgagee desires to be assured of Tenant's attornment to any purchaser at a foreclosure sale of the Property pursuant to the provisions of the Deed of Trust;

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1. The Lease and all estates, options, liens and charges therein contained or created thereunder are and shall be subject and subordinate to the lien and security interest of the Deed of Trust insofar as it affects the real property, fixtures and personal property owned by Landlord of which the Premises forms a part, and to all amendments, supplements, renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the indebtedness secured by the Deed of Trust.

     2. In the event Mortgagee takes possession of the Premises as mortgagees-in-possession or in the event of the Mortgagee or its Trustee or Substitute Trustee forecloses the lien and security interest of the Deed of Trust, or in the event Mortgagee accepts from Landlord or its successor or permitted assignee a deed in lieu of foreclosure or otherwise, then and in any such event, Mortgagee, for itself and its successor and assigns, shall not affect or disturb Tenant's right to the use, quiet enjoyment and possession of the Premises in the exercise of Mortgagee's rights under the Deed of Trust so long as Tenant is not in default of the provisions of the Lease, which default has continued beyond the expiration of any applicable grace or cure period provided in the Lease, if any.

     3. In the event that Mortgagee succeeds to the interest of Landlord under the Lease and/or becomes the legal and beneficial owner in fee simple of the Property, Mortgagee and Tenant shall be bound to one another, as landlord and tenant, respectively, pursuant to the provisions of the Lease, and accordingly, from and after the date on which Mortgagee succeeds to the interest of Landlord under the Lease a/or becomes the legal and beneficial owner in fee simple of the Property, Mortgagee, as landlord, shall have the rights and remedies of landlord under the Lease and Tenant, as tenant, shall have the rights and remedies of tenant under the Lease; provided, however, that Mortgagee shall not be:

          (a) liable for any act or omission of any prior landlord (including the Landlord); or

          (b) subject to any offsets, counterclaims or defenses which Tenant might have against any prior landlord (including the Landlord); or

          (c) bound by any base rent, additional rent or other sums for more than one (1) month in advance which Tenant might have paid to any prior landlord (including the Landlord) under the Lease; or

          (d) bound by any amendment or modification of the Lease made without Mortgagee's prior written consent, if such prior written consent had been required under the Lease; or

          (e) liable to return or otherwise account for any security deposit deposited by Tenant with Landlord unless such security deposit has actually been delivered by Landlord to Mortgagee; or

          (f) except to the extent expressly provided in the Lease, bound by or liable for any contract or other agreement between Landlord and Tenant or between Landlord and any other person or entity, which contract or agreement pertains to the construction or installation of any leasehold improvements in the Premises.

     4. In the event that anyone (other than Mortgagee) acquires legal and beneficial fee simple title to the Property upon the foreclosure of the lien and security interest of the Deed of Trust, or upon the sale of the Property by Mortgagee or its successors or assigns after foreclosing the lien and security interest of the Deed of Trust or accepting from Landlord or its successor or permitted assignee a deed in lieu of foreclosure of otherwise, Tenant shall not terminate the Lease by reason thereof, but Tenant shall attorn to the new owner of the Property and remain bound under the provisions of the Lease to the new owner of the Property if the new owner agrees in writing to be bound to Tenant under the provisions of the Lease.

     5. In the event Mortgagee becomes a mortgagee-in-possession of the Property or exercises its rights and remedies under the assignment of rents and leases contained in the Deed of Trust and upon Mortgagee's written instructions to Tenant, Tenant agrees to make all payments due under the Lease payable directly to Mortgagee.

     6.  Tenant hereby agrees:

          (a) not to alter or modify the Lease in any respect without the prior written consent of Mortgagee, if the Lease requires Mortgagee's prior written consent to such alteration or modification;

          (b) to deliver to Mortgagee (or any successor in interest of Mortgagee under the Deed of Trust) a duplicate copy of each notice of default delivered by Tenant to Landlord under the Lease, at the same time as such notice is given to Landlord;

          (c) that Tenant is now the sole owner of the leasehold estate created by the Lease and shall not hereafter assign the Lease or sublet the Premises or portion thereof without the prior written consent of Mortgagee and that notwithstanding any such assignment or sublease, Tenant shall remain primarily liable for the performance of the provisions of the Lease, except as otherwise specifically provided in the Lease;

          (d) not to terminate the Lease by reason of any default of Landlord without prior written notice of such default given by Tenant to Mortgagee and the lapse thereafter of such time period as provided in the Lease for Landlord to remedy such default, within which time period Mortgagee, at its option, may remedy any such default; provided, however, that with respect to any default of Landlord under the Lease which cannot be remedied within such time period, if Mortgagee commences to cure such default within such time period and thereafter diligently proceeds with such cure efforts, Mortgagee shall be permitted such additional time (not to exceed ninety (90) days after said written notice from Tenant to Mortgagee) as is reasonably necessary to complete the cure of such default before Tenant shall seek to terminate the Lease;

          (e) not to prepay or anticipate the payment of base rent, additional rent or other sums due under the Lease beyond one (1) month in advance;

          (f) to promptly certify, to the best of Tenant's knowledge, in writing to Mortgagee, in connection with any proposed assignment of the Deed of Trust, whether or not any default on the part of Landlord than exists under the Lease; and

          (g) the Tenant shall not mortgage, encumber, pledge or grant a security interest in the leasehold interest of Tenant under the Lease.

     7. Landlord shall have the right as provided in the Deed of Trust, at its option, to subordinate the lien and security interest of the Deed of Trust to the Lease, without notice to or consent of Tenant.

     8. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

     9. This Agreement shall not be amended or modified unless such amendment or modification is in writing executed by each of the parties hereto.

    10. This Agreement shall be governed by an construed and enforced in accordance with the laws of the State of Texas.

    IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date above written.


                                        LANDLORD:

                                        SAN JACINTO OFFICE TOWER LIMITED
                                        PARTNERSHIP, a Texas limited partnership

                                        By:  Equity Assets Management, Inc.
                                             its authorized agent


                                        By:_____________________________________
                                            RICHARD J. BERK
                                            VICE PRESIDENT
                                            OWNERSHIP REPRESENTATION

                                        MORTGAGEE:

                                        MANUFACTURERS HANOVER TRUST COMPANY.,
                                        a New York banking corporation


                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________



                                        TENANT:

                                        DRUG DEVELOPMENT INVESTMENT CORP.,
                                        a Texas corporation d/b/a id2, Inc.


                                        By:_____________________________________
                                            RICHARD J. HAWKINS
                                            CHAIRMAN OF THE BOARD OF DIRECTORS


                                        id2 - I, L.P., a Texas limited
                                        partnership

                                        DRUG DEVELOPMENT INVESTMENT CORP.,
                                        a Texas corporation d/b/a id2, Inc., its sole general partner



                                        By:_____________________________________
                                           RICHARD J. HAWKINS
                                           CHAIRMAN OF THE BOARD OF DIRECTORS

THE STATE OF _________      (SECTION)

                            (SECTION)

COUNTY OF ___________       (SECTION)

     This instrument was acknowledged before on ____________________, 1993, by Richard J. Berk, a Vice President of Equity Assets Management, Inc., as authorized agent for SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said limited partnership.


(SEAL)                                  ________________________________________
                                                   Notary Public in and for
                                                   The State of _________


                                        ________________________________________
                                                   Printed Name of Notary

                                        My Commission Expires:__________________


THE STATE OF _________      (SECTION)

                            (SECTION)

COUNTY OF ___________       (SECTION)

          This instrument was acknowledged before on ____________________, 19___, by ___________________________ President of MANUFACTURERS HANOVER TRUST COMPANY, a New York banking corporation, on behalf of said banking corporation.

(SEAL)                                  ________________________________________
                                                   Notary Public in and for
                                                   The State of Texas


                                        ________________________________________
                                                   Printed Name of Notary

                                        My Commission Expires:__________________

THE STATE OF TEXAS          (SECTION)

                            (SECTION)

COUNTY OF TRAVIS            (SECTION)

          This instrument was acknowledged before on ____________________, 1993, by Richard J. Hawkins, Chairman of the Board of Directors of DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc., on behalf of said corporation.

(SEAL)                                  ________________________________________
                                                   Notary Public in and for
                                                   The State of Texas



                                        ________________________________________
                                                   Printed Name of Notary

                                        My Commission Expires:__________________


THE STATE OF TEXAS          (SECTION)

                            (SECTION)

COUNTY OF TRAVIS            (SECTION)

          This instrument was acknowledged before on ____________________, 1993, by Richard J. Hawkins, Chairman of the Board of Directors of DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc., sole general partner of id2 I, L.P., a Texas limited partnership, on behalf of said limited partnership.

(SEAL)                                  ________________________________________
                                                   Notary Public in and for
                                                   The State of Texas


                                        ________________________________________
                                                   Printed Name of Notary

                                        My Commission Expires:__________________

                                 RIDER NO. 101

                            TO LEASE BY AND BETWEEN

           SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, AS LANDLORD

                                      AND

 DRUG DEVELOPMENT INVESTMENT CORP. D/B/A/ ID2, INC. AND ID2  I, L.P. AS TENANT

DEFINITIONS REGARDING CALCULATION OF TENANT'S OCCUPANCY COSTS AND CALCULATION OF NET RENTABLE AREA.

     1. For purposes of this Lease, the term "Tenant's Proportionate Share" shall mean the percentage obtained by dividing the number of square feet of Net Rentable Area in the Premises by 391,741 square feet of Net Rentable Area (hereby stipulated as being the total of the number of square feet of Net Rentable Area in all office space in the Building).

     2. For purposes of the Lease, the term "Operating Costs" shall mean any and all costs, expenses and disbursements of every kind and character (subject to the limitations set forth below) which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in, operating, maintenance, cleaning, repair, replacement, and security of the Building, determined in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

          (a) Wages and salaries of all employees engaged in the operation, repair, replacement, maintenance and security of the Building and Land, including taxes, insurance and benefits relating thereto.

          (b) All supplies, equipment and materials used in the operation cleaning, maintenance, repair, replacement, and security of the Building and Land.

          (c) Annual cost of all capital improvements made to the Building and Land which, although capital in nature, can reasonably be expected to reduce the normal operating costs thereof, together with all capital improvements made to the Building and Land in order to comply with any statutes, rules, regulations or directives promulgated by any governmental authority relating to access for the disabled, energy, conservation, public safety or security, each, as amortized over the useful life of such improvements by Landlord for federal income tax purposes.

          (d) Cost of all utilities other than the cost of electricity supplied to tenants of the Building and Land which is separately reimbursed to Landlord by such tenants.

          (e) Cost of all cleaning, maintenance and service agreements on equipment, including alarm service, window cleaning, elevator maintenance and janitorial service.

          (f) Cost of all insurance related to the Building, plus any deductible, including without limitation, the cost of casualty and liability insurance applicable to the

Building and Landlord's personal property used in connection therewith and the cost of rent loss or business interruption insurance; provided however, if such insurance is provided in the form of master policies, then an equitable portion of the premiums therefor shall be included herein.

          (g) All taxes and assessments and governmental charges whether federal, state, county, or municipal and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Building and the Land, including any sales or uses taxes associated with materials and services but excluding, however, Federal and State taxes on income.

          (h) Cost of repairs, replacement, cleaning and general maintenance of the Building and Land.

          (i) Cost of cleaning, service or maintenance contracts with independent contractors, and the equipment therein, for the operation, cleaning, maintenance, repair, replacement, landscaping or security of the Building and the Land.

          (j) A Management Fee in the amount of four (4%) of the gross revenues received by Landlord with respect to the Building and Land.

          (k) All landscaping expenses and costs of repairing, resurfacing and striping of the parking areas.

     There are specifically excluded from the definition of the term "Operating Costs" expenses for capital improvements made to the Building, other than capital improvements described in subparagraph (c) above and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; any amounts for which Landlord becomes liable as a result of any claims against Landlord arising from Landlord's actual or alleged negligence in the ownership and operation of the Land and the Building; any general overhead and administrative expense of Landlord to the extent not directly attributable to the Land or the Building; any penalty or fine incurred by Landlord; rental under any and all ground or underlying leases; any wages, salaries, compensation or contract or subcontract expenses of persons not directly involved in the management, operation or repair of the Building; any expenses for which Landlord is otherwise paid or reimbursed; legal, accounting, inspection, survey or other fees incurred in connection with any financing or refinancing obtained by landlord, or which are otherwise not incurred primarily and directly in connection with the management, operation, maintenance or repair of the Building; contributions to any sinking fund for the repair or replacement of equipment or facilities in the Building unless such sinking fund is used to pay capital items which would otherwise be passed through and such expenses paid out of the sinking fund are not included in Operating Costs at the time that they are paid, excess electricity costs specifically paid by Tenant pursuant to Paragraph 9 of this Lease; expenses for repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant; interest, amortization or other payments on loans to Landlord; depreciation of the Building; leasing commissions, legal expenses and other expenses incurred in connection with negotiations or disputes with other tenants or occupants or prospective tenants or occupants of the Building;

and income, excess profits or franchise taxes or other such taxes imposed on or measured by the income of Landlord from the operation of the Building.

     With respect to any Calendar Year or partial Calendar Year during the Lease Term in which the Building is not occupied to the extent of one hundred percent (100%) of the rentable area thereof, the Operating Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of one hundred percent (100%) of the rentable area thereof and building standard services had been provided through the entire Building provided that Tenant's Proportionate Share shall never be calculated so as to the result in a recovery by Landlord of more than the actual Operating Costs for such period. Moreover, if by reason of vacancies in the Building, the calculation of Tenant's Proportionate Share would result in an amount that is increased beyond that which would apply if the Building were fully occupied, Tenant's Proportionate Share shall be limited to that which would reasonably apply based on full occupancy.

     3. The term "Net Rentable Area," as used herein, shall refer to (i) in the case of a floor leased to a single tenant, Net Useable Area (defined below) plus a pro rate allocation of the square footage of the General Common Areas (defined below), and (ii) in the case of a floor leased to more than one tenant, Net Useable Area, plus a pro rata allocation of the square footage of the General Common Areas and a pro rata allocation of the Square footage of the On-Floor Common Areas. No deductions from Net Rentable Area shall be made for columns or projections necessary to the Building.

     4. The term "Net Useable Area," as used herein, shall refer to (i) in the case of a floor leased to a single tenant, all floor area measured from the inside surface of the opposite outer glass line, excluding only Service Areas and General Common (defined below), and (ii) in the case of a floor leased to more than one tenant, all floor area within the inside surface of the outer glass line of the Building enclosing the Premises and measured to the midpoint of demising walls (i.e., walls separating the Premises from area leased to or held for lease to other tenants, from On-Floor Common Areas (defined below), and from General Common Areas, excluding only Service Areas (defined below).

     5. "Service Areas" shall mean the areas within (and measured from the midpoint of the walls enclosing) the Building's stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts. Areas for the specific use of Tenant and installed at the request of Tenant, such as special stairs or elevators, are not included within the definition of Service Areas.

     6. "General Common Areas" shall mean those areas within (and measured from the midpoint of the walls enclosing) the Building's elevator machine rooms, main mechanical and electrical rooms, public lobbies, management office and other areas not leased or held for lease within the Building but which are necessary or desirable for the proper utilization of the Building or to provide customary services to the Building. The allocation of the square footage of the General Common Areas shall be equal to the total General Common Areas within the Building multiplied by a fraction, the numerator of which is the Net Rentable Area of the Leased Premises (excluding only the allocation of the General Common Areas) and the denominator of which is the Net Rentable Area (excluding only the General Common Areas) of all office space leased or held for lease in the Building.

     7. "On-Floor Common Areas" shall mean all areas within (and measured from the midpoint of the walls enclosing) public corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, telephone and equipment rooms, and other similar facilities for the use of all tenants on the floor on which the leased premises are located. In the case of a floor leased to more than one tenant, the allocation of the square footage of the On-Floor Common Areas on said floor shall be equal to the total On-Floor Common Areas on said floor multiplied by a fraction, the numerator of which is the Net Rentable Area of the portion of the leased premises (excluding the allocation of the General Common Areas and excluding the allocation of the On-Floor Common Areas) and the denominator of which is the Net Rentable Area (excluding the allocation of the General Common Areas and excluding the allocation of the On-Floor Common Areas) of all office space leased or held for lease on said floor.

     8. "Calendar Year" shall mean the twelve month period beginning on January 1 and ending on December 31 of the applicable calendar year.

     9. "Lease Year" shall mean, respectively, the twelve-month period beginning on the Commencement Date and on each successive anniversary of the Commencement Date thereafter during the Lease Term. Each such Lease Year shall end on the day preceding the next anniversary on the Commencement Date.

                                 RIDER NO. 102

                            TO LEASE BY AND BETWEEN

           SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, AS LANDLORD

                                      AND

 DRUG DEVELOPMENT INVESTMENT CORP. D/B/A/ ID2, INC. AND ID2  I, L.P. AS TENANT


PARKING

       Subject to the further provisions of this Rider No. 102, at all times during the Lease Term and any renewals or extensions thereof, and conditioned upon this Lease and any renewals or extensions thereof being in full force and effect and there being no default under this Lease as defined therein, Landlord hereby agrees to make available to Tenant, and Tenant hereby agrees to pay for and take, during the Lease Term, and any extension or renewal thereof, the reserved and unreserved parking spaces for automobiles in the Building's parking garage as provided for in the Basic Lease Information.

       Tenant shall pay for such parking spaces at the rates and in the manner provided for in the Basic Lease information. Tenant shall not have the right to more reserved or unreserved parking spaces than the number set forth above. All parking space payments shall be payable to the independent contractor which Landlord hires from time to time to operate the parking garage unless otherwise directed by Landlord. With respect to unreserved spaces, Tenant shall not be assigned to designated parking stalls, but shall be permitted to use whatever stalls are available, on unassigned and unreserved, first-come, first-served basis in areas of the parking garage designated by Landlord.

       At Landlord's request, Tenant and its employees shall enter into a parking agreement with Landlord and/or its garage operator regarding the parking spaces available to Tenant hereunder. Additionally, Landlord and its garage operator shall have the right from time to time to promulgate reasonable rules and regulations regarding the parking spaces available to Tenant hereunder and others, including but not limited to, the flow of traffic to and from various parking areas, angles and direction of parking and the like. Tenant agrees to comply with such rules and regulations (and reasonable additions and amendments thereto) as Landlord and its garage operator may promulgate from time to time. In the event of any conflict between the terms and provisions of the parking agreement and the terms and provisions of the rules and regulations, the terms and provisions of the rules and regulations shall control. In the event of any conflict between the terms and provisions of the parking agreement and/or the rules and regulations and the terms and provisions of this Lease, the terms and provisions of the Lease shall control.

       Landlord and its garage operator will not be responsible for money, jewelry, or other personal property lost or stolen in or from the parking garage, uncovered parking areas, or public areas regardless of whether such loss or theft occurs when the garage or such areas are locked or otherwise secured against entry or not.

                                  EXHIBIT "C"

                       ACCEPTANCE OF PREMISES MEMORANDUM

     THIS ACCEPTANCE OF PREMISES MEMORANDUM (this "Memorandum") is entered into on this ____ day of ______ 1993, by and between SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership, as Landlord ("Landlord"), and DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2 L.P., a Texas limited partnership, jointly as Tenant ("Tenant"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

                                  WITNESSETH:

     WHEREAS, as of June 1, 1993, Landlord and Tenant entered into that certain Office Space Lease (the "Lease") whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

     WHEREAS, certain Leasehold Improvements to the Premises have been constructed and installed for the benefit of Tenant in accordance with the Space Plan and the Construction Documents and upon the terms and conditions set forth in the Work Letter; and

     WHEREAS, as provided in Paragraph 7 of the Lease, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof;

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and in the Lease, and other good and valuable consideration, Landlord and Tenant hereby expressly covenant, acknowledge, and agree as follows:

     1. Except for the specific items described in the "punch list" attached hereto as Exhibit "C-1" and incorporated herein by reference for all purposes, which Landlord shall endeavor to remedy within ___ (__) business days hereof, Landlord has fully completed the Leasehold Improvements, alterations or modifications to the Premises in accordance with the Space Plan and the Construction Documents and approved Change Orders, if any, and pursuant to the Work Letter.

     2. The Premises are tenantable and ready for immediate occupancy by Tenant, Landlord has no further obligation to install or construct any Leasehold Improvements, modifications or alterations to the Premises (except as described in Exhibit "C-1" attached hereto) and, except as described in Exhibit "C-1" attached hereto, the Premises are satisfactory to Tenant in all respects.

     3. The Commencement Date of the Lease is July 19, 1993. Pursuant to the provisions of the Lease, the first monthly installment of Base Rent [became/shall become] due and payable on July 19, 1993.

     4.  The expiration date of the Lease shall be July 18, 1998.

     5. The Premises contains approximately 3,337 square feet of Net Rentable Area.

     6. Base Rent: Base Rent for the Lease Term shall be $2,433.23 per month, calculated at $8.75 per annum per square foot of Net Rentable Area of the Premises.

     7. Except as specifically set forth herein, as of the date of this Memorandum, the Lease has not been modified, altered, supplemented, superseded, or amended in any respect.

     8. All terms, provisions, and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated, and reaffirmed in each and every respect.

     IN WITNESS WHEREOF, this Memorandum is executed by Landlord and Tenant on the date first set forth above.

                              LANDLORD:

                              SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas Limited Partnership

                              By:  Equity Assets Management, Inc., its
                                   authorized agent

                              By:   /s/ Kim Koehn
                                    ------------------------------------------
                              Name:   Kim Koehn
                              Title:  Vice President, Ownership Representation

                              ADDRESS:

                              San Jacinto Office Tower Limited Partnership
                              300 San Jacinto Center
                              98 San Jacinto Blvd.
                              Austin, Texas 78701
                              Attn:  Property Manager

                              TENANT:

                              DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc., a Texas corporation

                              By:   /s/ Richard J. Hawkins
                                    ------------------------------------------
                              Name:    Richard J. Hawkins
                              Title:   Chairman of the Board of Directors

                                    ID2 -- L.L.P., A TEXAS LIMITED PARTNERSHIP

                              By:   /s/ Richard J. Hawkins
                                    ------------------------------------------

                              Name:  Richard J. Hawkins

                              Title: Chairman of the Board of Directors

                              ADDRESS:

                              230 San Jacinto Center
                              98 San Jacinto Blvd.
                              Austin, Texas 78701
                              Attn: Richard J. Hawkins

     THE STATE OF TEXAS  )

                         )

     COUNTY OF TRAVIS    )

     This instrument was acknowledged before me on January 19, 1994, by Kim Koehn, a Vice President of Equity Assets Management, Inc., as authorized agent for SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership, on behalf of said limited partnership.


     [SEAL]                             /s/ Donann Scott
                                   -------------------------------------
                                        Notary Public in and for

                                        The State of Texas


                                        Donann Scott
                                   -------------------------------------

                                        Printed Name of Notary


                                   My Commission Expires:   9/28/96
                                                          --------------

     THE STATE OF TEXAS  )

                         )

     COUNTY OF TRAVIS    )

          This instrument was acknowledged before me on January 5, 1994 by Richard J. Hawkins, Chairman of the Board of Directors of DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc. on behalf of said corporation.

     [SEAL]                             /s/ Brenda K. Hindsman
                                   -------------------------------------
                                        Notary Public in and for

                                        The State of  Texas


                                             Brenda K. Hindsman
                                   -------------------------------------

                                        Printed Name of Notary


                                   My Commission Expires: December 2, 1995
                                                          ----------------

     THE STATE OF TEXAS  )

                         )

     COUNTY OF TRAVIS    )


          This instrument was acknowledged before me on January 5, 1994, by Richard J. Hawkins, Chairman of the Board of Directors of Drug Development Investment Corp., a Texas corporation d/b/a id2, Inc. sole general partner of id2- L.L.P., a Texas limited partnership, on behalf of said limited partnership.


     [SEAL]                             /s/ Brenda K. Hindsman
                                   -------------------------------------
                                        Notary Public in and for

                                        The State of Texas


                                        Brenda K. Hindsman
                                   -------------------------------------

                                        Printed Name of Notary


                                   My Commission Expires:   December 2, 1995
                                                            ----------------

                                 EXHIBIT "C-1"



                                  PUNCH LIST


        All punch list items have been completed.

                               GUARANTY OF LEASE

     WHEREAS, DRUG DEVELOPMENT INVESTMENT CORP. d/b/a id2, Inc. and id2--L.L.P. (jointly, "Tenant") have entered into that certain Lease Agreement (the "Lease") dated March 17, 1993 with SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP ("Landlord"); and

     WHEREAS, Landlord was not willing to enter into the Lease without the receipt of this Guaranty executed and acknowledged by the undersigned;

     NOW, THEREFORE, to induce Landlord to execute the Lease, as a material consideration and inducement therefore (recognizing without the execution and delivery of this Guaranty, Landlord would not be willing to enter into the Lease Amendment), and recognizing the benefit of the Lease to the undersigned, the undersigned hereby agree as follows:

     The undersigned (herein called "Guarantors" whether one or more) hereby unconditionally, jointly and severally guarantee observance by Tenant of all the monetary obligations, duties, covenants, agreements and conditions provided in the Lease, as same may hereafter be amended from time to time, to be observed by Tenant during the term of the Lease (including specifically and without limiting the generality of the foregoing, payment by Tenant of all rental and other amounts and damages of whatsoever kind or nature which may be or become due from Tenant under the terms of or in connection with the Lease). This guaranty is unconditional, and the liability of Guarantors shall be absolute, in the same manner as if Guarantors, jointly and severally, were named in and had signed the Lease as "Tenant" thereunder. Guarantors agree that bankruptcy, insolvency, lack of corporate capacity or any other disability or impediment against enforcement of full liability of Tenant named in the Lease shall in no way impair or affect Guarantors' liability and obligation hereunder, and, without limitation of the foregoing. Guarantors agree that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the Bankruptcy Code, or if such a petition be filed by creditors of Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of Tenant's property and assets is appointed by any state or federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantors under this guaranty, and the liability of Guarantors for the Tenant's obligations under the Lease shall be of the same scope as if Guarantors had themselves, jointly and severally, executed the Lease, and no "rejection" and/or "termination" of the Lease in any of the proceedings referred to above shall be effective to limit, release and/or terminate the continuing liability of Guarantors to Landlord under this guaranty with respect to the Lease and such liability of Guarantors shall be unaffected by any such "rejection" and/or "termination" in said proceedings. It shall not be necessary or required in order to maintain and enforce Guarantors' liability hereunder that demand be made upon Tenant or that action be commenced or prosecuted against Tenant or that any effort be made to enforce the liability or responsibility of Tenant for performance of its obligations or duties under or in connection with the Lease, and it shall not be required that Tenant or any other party liable on such lease be joined in any action brought against Guarantors for enforcement of Guarantors' liability and responsibility under this guaranty or that judgment have theretofore bee obtained against Tenant or any other party liable therefor on or in connection with any such claim. Guarantors agree that no waiver by Landlord or forbearance or delay by Landlord in asserting or enforcing any rights or remedies of Landlord against or with respect to Tenant or any other party who may be or becomes responsible for performance of any of such Tenant's obligations or duties shall in any affect, impair or release Guarantors' liability hereunder. Likewise, Guarantors agree that no assignment or subletting of the Lease or of all or any part of the leased premises by such Tenant shall in any way impair, affect or release Guarantors' liability hereunder. Guarantors expressly waive and agree that no notice of default by Tenant or other notice or demand need be given by Landlord to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that no notice of amendment or modification of the Lease need be given by Landlord or Tenant to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that any amendment or modification of the Lease may be made by Landlord and Tenant, as provided in such lease, with or without the approval of Guarantors, and that any such amendment will be deemed part of the Lease for purposes of this guaranty. Likewise, Guarantors agree that Landlord's release or subordination or failure or delay to enforce or seek to realize upon any security now or hereafter held or acquired by Landlord for performance of any of the obligations or duties of Tenant under or in connection with the Lease shall in no way impair, affect or release Guarantors' liability hereunder, and that Landlord's action (at Landlord's election) in termination such lease or in taking or retaking possession of the leased premises as therein provided following default by Tenant shall not release or impair Guarantors' liability hereunder and that no notice of such termination or of such entry or re-entry by Landlord need be given to Guarantors. Without limitation of anything herein to the contrary, Guarantors agree that any waiver by Lessor or forbearance or failure or delay by Lessor in liability of any of the other Guarantors hereunder.

     NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE MAXIMUM LIABILITY OF GUARANTOR HEREUNDER SHALL BE LIMITED TO $75,807.00, PLUS ALL COSTS, INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES, INCURRED IN ENFORCING THIS GUARANTY (THE "GUARANTEED AMOUNT"). THE GUARANTEED AMOUNT SHALL BE REDUCED BY $1,263.46 FOR EACH FULL MONTH OF THE LEASE TERM IN WHICH TENANT PERFORMS ALL OF ITS MONETARY OBLIGATIONS UNDER THE LEASE.

     This guaranty shall be enforceable and shall be performed in Travis County, Texas.

     WITNESS the execution hereof effective as of the date of execution and delivery of the Lease.

                                                /s/ Richard J. Hawkins
                                        ---------------------------------------
                                        Richard J. Hawkins

                                        ADDRESS:

                                        230 San Jacinto Center
                                        98 San Jacinto Blvd.
                                        Austin, Texas 78701

THE STATE OF TEXAS  )
                    )
COUNTY OF TRAVIS    )

     This instrument was acknowledged before me on the 1st day of April, 1993, by Richard J. Hawkins.


[SEAL]                                  /s/ Lauren K. Baisdon
                                   -------------------------------------
                                        Notary Public in and for
                                        The State of Texas

                                        Lauren K. Baisdon
                                   -------------------------------------
                                        Printed Name of Notary

                                   My Commission Expires: January 26, 1995
                                                          ----------------

                                   EXHIBIT I

                AGREEMENT REGARDING LENDER'S SECURITY INTEREST
                       IN THE TENANT'S PERSONAL PROPERTY

     THIS AGREEMENT is entered into as of the _____ day of __________, 199__, by and between ______________________________ ("Landlord"),
______________________________ ("Tenant") and ______________________________
("Lender"), with reference to the following facts:

     A. Landlord and Tenant have heretofore entered into a written lease ("Lease") dated ____________________, for certain premises (the "Leased Premises") located in that certain office building known as ____________________ (the "Building") in ____________________.

     B. Tenant desires to borrow money from Lender in the principal sum of ____________________ ($__________) (the "Loan").

     C. Lender desires to obtain a security interest in the Tenant's personal property (the "Collateral") located within the Leased Premises and/or described in Exhibit A attached hereto until such Loan is repaid.

     D. Landlord is willing to subordinate its rights in the Collateral to the rights of Lender's security interest upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The only property affected by this agreement is that Collateral specifically listed on Exhibit A attached hereto. Any property not described in Exhibit A shall not be subject to the terms of this Agreement, and Landlord shall be entitled, to the extent provided by the Lease and by law, to exercise any lien, right or remedy against such other property.

     2. Lender acknowledges that it has no security interest in any property located in, or about the Leased Premises other than the Collateral listed on Exhibit A.

     3. Notwithstanding anything to the contrary contained in the Lease, until such time as Tenant repays in full to Lender the Loan which is secured by the Collateral, the Collateral shall remain the personal property of Tenant subject to the security interest of Lender. Lender shall notify Landlord when the obligations of the Tenant to repay the Loan have been satisfied and discharged.

     4. Landlord does hereby subordinate any and all liens, claims or rights in and to the Collateral to the security interest of Lender in the Collateral; provided, however, that this subordination shall not prevent Landlord from exercising any right or remedy against Tenant to which Landlord may be entitled under the terms of the Lease or as may be provided by applicable law, nor shall it prevent Landlord from exercising any lien on any property of Tenant, including the Collateral, or enforcing any judgment by levying upon any property of Tenant, including the Collateral, so long as Landlord recognizes Lender's prior right to the Collateral, the provisions of any security and other agreements between Tenant and Lender shall at all times be subject and subordinate to all covenants, terms and conditions of the Lease and all of Landlord's rights thereunder.

     5. Lender can enter the Leased Premises for purpose of removal of the Collateral only if:

          (a) permitted by the Loan Agreement between Lender and Tenant;

          (b) Lender gives Landlord ten (10) days prior written notice;

          (c) Lender enters the Leased Premises for purpose of removal of the Collateral at such time and in such manner as Landlord reasonably may determine so as to minimize disruption to the operation of the Building;

          (d) Lender and Tenant agree, jointly and severally, promptly to repair any damage to the Leased Premises or to the Building caused by the removal of the Collateral or, if Landlord shall, in its sole discretion, elect to make such repairs, to pay to Landlord upon demand the costs and expenses incurred in connection therewith;

          (e) Tenant and Lender agree, jointly and severally, to restore the Leased Premises to the condition the Leased Premises were in prior to the installation of the Collateral;

          (f) there shall be no display nor private sale of the Collateral on the Leased Premises or in the Building;

          (g) Lender hereby indemnifies Landlord for any claim, liability or expense (including reasonable attorneys' fees) arising out of or in connection with Lender's removal of the collateral and Lender's entry and activities upon the Leased Premises and the Building.

     6. Lender agrees that any modification or alteration of any document relating to the Loan or the Collateral or any other provision which may affect the rights of Landlord in and to the Collateral, shall not be effective against Landlord unless consented to in writing by Landlord.

     7. If Landlord shall fail to demand strict compliance with any provision hereof, such failure shall not constitute a waiver of any right or remedy to which Landlord may be entitled.

     8. If Tenant should be in default under the terms of the Lease, and such default results in (a) the termination of the Lease or (b) claims by Landlord for rent due, Lender shall submit to Landlord within ten (10) days after Landlord's demand therefor, a certified statement showing:

               (i)   the original amount of funds supplied by Lender to Tenant;

               (ii)  the amount paid by Tenant to date; and

               (iii) the amount due from Tenant to Lender.

     In the event Lender sells the Collateral to satisfy claims against Tenant, all funds derived from the sale of the Collateral, to the extent that such funds are in excess of the amount owed to the Lender, shall belong to Landlord to satisfy any claim which Landlord may have.

     9. Landlord shall have the right, but not the obligation, to cure any default by Tenant under any agreement between Lender and Tenant concerning the Collateral. Lender agrees to notify Landlord in writing of any default on the part of Tenant under its agreement with Tenant concerning the Collateral and further agrees that Lender shall not exercise any of its rights with respect to the Collateral unless Landlord has received the aforesaid notice and ha snot, within thirty (30) days after the date thereof, cured such default or if the default cannot be cured within thirty (30) days, has not commenced curing and is not diligently prosecuting the cure of Tenant's default; provided, however, that nothing contained in this Agreement shall require Landlord to cure any such default or otherwise to perform the obligations of Tenant to Lender.

     10. This Agreement contains the entire understanding between the parties hereto. Any modification shall be effective only if in writing and signed by the parties hereto.

     11.  Landlord's address for notices is:

          Equity Assets Management, Inc.
          2 North Riverside Plaza, Suite 1601
          Chicago, Illinois  60606
          Attn:_____________________

          With a copy to:

          Rosenberg & Liebentritt, P.C.
          Suite 1602
          Two North Riverside Plaza
          Chicago, Illinois  60606
          Attn:_____________________

          Tenant's address for notices is:

          [FROM LEASE NOTICE PROVISION]

          ______________________________

          ______________________________

          ______________________________

          Attention:_________________

          Lender's address for notices is:

          ______________________________

          ______________________________

          ______________________________

          Attention:_________________

     12. This Agreement shall be governed by and construed in accordance with the laws of the state in which the Building is located.

     13. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

     IN WITNESS WHEREOF, the parties hereto have set their hands below.

                                        LANDLORD

                                        EQUITY ASSETS MANAGEMENT, INC. AS AGENT

                                        By:____________________________________
                                        Title:

                                        TENANT

                                        ________________________________________

                                        By:_____________________________________
                                        Title:

                                        LENDER

                                        _______________________________________

                                        By:____________________________________
                                        Title:


                        FIRST AMENDMENT TO OFFICE LEASE

     WHEREAS, SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord"), and DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2-I, L.P., a Texas limited partnership (jointly, "Tenant"), entered into that certain office Space Lease (the "Lease") dated March 17, 1993, concerning approximately 3,188 square feet of Net Rentable Area (the "Initial Premises") on the 2nd floor of that certain office building commonly referred to as San Jacinto Center (the "Building"); and

     WHEREAS, the Initial Premises has been relocated to that certain area on the 4th floor of the Building containing approximately 3,337 square feet of Net Rentable Area (the "New Premises"), commonly referred to as Suite 430; and

     WHEREAS, Landlord and Tenant wish to amend the Lease as hereinafter provided.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     14. From and after the date of this Amendment, (a) the New Premises shall be deemed to be the Premises under the Lease for all purposes and therefore all references in the

Lease to the Premises shall be deemed to be references to the New Premises and
(b) Tenant shall have no further right, title or interest in and to the Initial Premises.

     15. From and after the date of this Amendment, the following items of the Basic Lease Information contained in the Lease are hereby amended to read in full as follows:

     Address to Tenant:  430 San Jacinto Center
                         98 San Jacinto Boulevard
                         Austin, Texas 78701

     Premises Suite No. 430, which is located in the office building commonly referred to as San Jacinto Center (the "Building"), which has been constructed on the land (the "Land") located on Lot 1 of San Jacinto Center, an addition to the City of Austin, Texas, according to the Plat thereof recorded in Volume 89, Page 21 of the Plat Records of Travis County, Texas, which Premises are outlined on the Plan attached hereto as Exhibit "A."

     Net Rentable Area
     Of the Premises:   Approximately 3,337 square feet

     Base Rent:         Base Rent for the Lease Term shall be $2,433.23 per
                        month, calculated at $8.75 per annum per square foot of Net Rentable Area of the Premises, all as adjusted pursuant to Exhibit "C" attached hereto and incorporated herein.

     Estimate of Tenant's Occupancy Costs (as defined in the Lease) for the first Calendar Year (as defined in the Lease):

          $1,996.64 per month, calculated at $7.18 per annum per square foot of Net Rentable Area of the Premises

     16. Tenant's address for notices as set forth in Paragraph 35(c) of the Lease is hereby amended to read in full as follows:

               430 San Jacinto Center
               98 San Jacinto Boulevard
               Austin, Texas 78701
               Attention:  Richard J. Hawkins

     17. The cancellation fee set forth in Paragraph 54(a)(ii) is hereby changed from "$8,464.14" to "$8,859.74."

     18. Exhibit "A" attached hereto shall replace for all purposes the Exhibit "A" attached to the Lease.

     19. Any other capitalized term not expressly defined in this Amendment shall have the meaning set forth in the Lease.

     20. The Lease as amended hereby is hereby ratified and affirmed. In the event of any conflict between the Lease and this Amendment, this Amendment shall control.

     EXECUTED as of June 1, 1993.

                                    SAN JACINTO OFFICE TOWER LIMTIED PARTNERSHIP

                                    By:  Equity Assets Management, Inc.,
                                         its authorized agent

                                         By:/s/ Kim Koehn
                                           -------------------------------------
                                           Kim Koehn
                                           Vice-President, Ownership
                                           Representation

                                                                      "LANDLORD"

                                    DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc.

                                    By:  Drug Development Investment Corp.
                                         a Texas corporation d/b/a id2, Inc.,
                                         its sole general partner

                                         By: /s/ Richard J. Hawkins
                                           -------------------------------------
                                           Richard J. Hawkins, Chairman of the
                                           Board of Directors

                                                                        "TENANT"

                    SECOND AMENDMENT TO OFFICE SPACE LEASE


     THIS SECOND AMENDMENT TO OFFICE SPACE LEASE (this "Amendment") is entered into by and between EOP-SAN JACINTO LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord") and DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc. and id2-I, L.P., a Texas limited partnership (jointly, "Tenant"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

     WHEREAS, Landlord (as successor-in-interest to SAN JACINTO OFFICE TOWER LIMITED PARTNERSHIP, a Texas limited partnership) and Tenant are parties to that certain Office Space Lease dated March 17, 1993, as amended by that certain First Amendment to Office Lease dated June 1, 1993 under which First Amendment Tenant relocated to new space in the Building (said Office Space Lease, as amended, being hereinafter referred to as the "Lease"); and

     WHEREAS, Landlord and Tenant have agreed to expand the Premises so that Tenant shall lease from Landlord the First Additional Premises (defined below); and

     WHEREAS, Landlord and Tenant have agreed to extend the Term of the Lease;
and

     WHEREAS, Landlord and Tenant wish otherwise to amend the terms of the Lease as hereinafter provided;

     NOW, THEREFORE, for and in consideration of the mutual agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby expressly agree, covenant, and acknowledge as follows:

     21. In consideration of the obligation of Tenant to pay rent with respect to the First Additional Premises and in consideration of the terms, covenants and conditions of the Lease, as amended hereby, Landlord hereby demises and leases to Tenant and Tenant hereby takes from Landlord the First Additional Premises, to have and to hold commencing on the First Additional Premises Commencement Date (defined below) and continuing for the remainder of the Lease Term, all upon the terms and conditions set forth in the Lease, as amended hereby.

     22. The following sections of the Basic Lease Information Sheet to the Lease are amended to read as follows:

     Contact (Landlord):  Jeffrey Dash Telephone: 512/320-5678

     Premises:            From the Commencement Date through May 31, 1993, the
                          "Premises" is defined as that certain area containing approximately 3,188 square feet of Net Rentable Area of the Premises commonly known as Suite No. 230, (the
                          "Original Premises") which is located in the office building, commonly referred to as San Jacinto Center
                          (the "Building") which has been constructed on the land (the "Land") located on Lot 1 of San Jacinto
                          Center an addition to
                          the city of Austin, Texas, according to the Plat thereof recorded in Volume 89, Page 21 of the Plat
                          Records of Travis County, Texas, which Premises are outlined in the plan attached hereto as Exhibit "A".
                          From June 1, 1993 through and including the day before the First Additional Premises Commencement Date
                          (defined below), the "Premises" is defined as that certain area containing approximately 3,337 square feet of Net Rentable Area of the Premises commonly known as Suite No. 430, shown as the "New Premises" in the plan attached hereto as Exhibit "A-2" (the "New
                          Premises"). From and after the date (the "First
                          Additional Premises Commencement Date") that is the later of (i) December 1, 1997 or (ii) the date upon which the First Additional Premises Work (defined below) is substantially complete, the "Premises" is defined as that certain area containing approximately
                          5,811 square feet of Net Rentable Area of the Premises on the 4th floor of the Building consisting of the New
                          Premises together with an adjacent additional 2,474 square feet of Net Rentable Area (the "First
                          Additional Premises") shown as the "First Additional
                          Premises" and the "New Premises" in the plan attached hereto as Exhibit "A-2".

     Lease Term:          Lessee shall lease the Premises for the period
                          commencing on May 1, 1993 (the "Commencement Date") and continuing for a period of one hundred twenty-four
                          (124) months thereafter, subject to and upon the terms and conditions set forth in the Lease (as hereinafter defined), or in any exhibit or addendum thereto; the First Additional Premises Commencement Date shall be
                          December 1, 1997.


     Net Rentable Area    (i) From the Commencement Date until May 31, 1993, the
     of the Premises:     Net Rentable Area of the Premises is approximately
                          3,188 square feet; (ii) from June 1, 1993 through and including the day before the First Additional Premises
                          Commencement Date, the Net Rentable Area of the
                          Premises is approximately 3,337 square feet; and (iii) from and after the First Additional Premises
                          Commencement Date, the Net Rentable Area of the
                          Premises is approximately 5,811 square feet.

     Base Rent:           Base Rent during the Lease Term shall be: (i)
                          $2,324.58 per month, calculated at $8.75 per annum per square foot of Net Rentable Area of the Original
                          Premises, from the Commencement Date until May 31,
                          1993; (ii) $2,433.23 per month, calculated at $8.75 per annum per square foot Of Net Rentable Area of the New Premises, from June 1, 1993 through the day before the First Additional Premises Commencement Date; (iii)
                          $4,237.19 per month, calculated at $8.75 per annum per square foot of Net Rentable Area of the New Premises and $8.75 per square foot of

                          Net Rentable Area of the First Additional Premises, from the First Additional Premises Commencement Date through July 31, 1998; (iv) $5,558.09 per month, calculated at $13.50 per annum per square foot of net Rentable Area of the New Premises and $8.75 per square foot of Net Rentable Area of the First Additional Premises from August 1, 1998 through October 31, 2000; and (v) $6,537.38 per month from and after November 1, 2000, calculated at $13.50 per annum per square foot of Net Rentable Area of the Premises.

     Security Deposit:    (i) From the Commencement Date through and including
                          the day before the First Additional Premises commencement Date, $4,232.07 and (ii) from and after the First Additional Premises Commencement Date,
                          $8,747.12.

     Parking: Subject to the terms and provisions of Rider 102 attached hereto and incorporated by reference herein,
                          (i) from the Commencement Date through and including the day before the First Additional Premises Commencement Date, two (2) reserved and three (3) unreserved parking spaces shall be available to Tenant and (ii) from the First Additional Premises Commencement Data through the end of the Lease Term, three (3) reserved and six (6) unreserved parking spaces shall be available to Tenant. From the Commencement Date through and including the day before the First Additional Premises Commencement Date, the charge for each reserved parking space shall be $80.00 per month plus tax and the charge for each unreserved parking space shall be $60.00 per month plus tax, payable to the garage operator no later than the first day of each month. From and after the First Additional Premises Commencement Date, the charge for each reserved parking space shall be $100.00 per month plus tax and the charge for each unreserved parking space shall be $80.00 per month plus tax, payable to the garage operator no later than the first day of each month. Thereafter, the Landlord reserves the right to increase or decrease the monthly rental for both the reserved and unreserved parking spaces by written notice to Tenant thirty (30) days in advance of any change. Landlord reserves the right to terminate Tenant's right to lease one (1) of the foregoing reserved parking spaces upon thirty (30) days advance written notice to Tenant. Tenant shall also pay any taxes (other than income taxes) levied on all such parking charges.

     23. The following new section of the Basic Lease Information is hereby added:

     Estimate of Tenant's Occupancy Costs (as defined in the Lease) from and after the First Additional Premises Commencement Date, based on estimated Occupancy Costs for 1997:

          $4,067.70 per month, calculated at $8.40 per annum per square foot of Net Rentable Area of the Premises.

     24. Section 35(a) of the Lease is hereby amended to read in full as follows:

          (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to the order of "Equity Office Properties" at the address set forth below, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith:

          Equity office Properties
          P.O. Box 844540
          Dallas, Texas 75284-4540

     25. Section 35(b) of the Lease is hereby amended to read in full as follows:

          (a) Any notice or document delivered by Tenant to Landlord hereunder shall be delivered to Landlord at the address hereinbelow set forth, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith:


                         EOP-San Jacinto Limited Partnership
                         c/o Equity office Properties 160 San Jacinto Center 98 San Jacinto Boulevard
                         Austin, Texas 78701
                         Attn: Property Manager

        with a copy to:

                         EOP-San Jacinto Limited Partnership
                         c/o Equity Office Properties Trust
                         Two North Riverside Plaza, Suite 2200
                         Chicago, Illinois 60606
                         Attn:  General Counsel for Property Operations

     26.  Sections 54, 55 and 56 of the Lease are hereby deleted.

     27.  Section 58 of the Lease is hereby amended to read in full as follows:


     Exhibit A":        Floor Plan of the Original Premises
     Exhibit "A-2":     Floor Plan of the New Premises
     Exhibit "B":       Building Rules and Regulations
     Exhibit "C":       Acceptance of Premises Memorandum
     Exhibit "C-1":     Punch List
     Exhibit "D-1":     First Additional Premises Work Letter
     Exhibit "E-1":     Secretary of State Financing Statement
     Exhibit "E-2":     Travis County Clerk's Financing Statement
     Exhibit "F":       Subordination, Non-Disturbance and Attornment Agreement
     Exhibit "G":       Renovation Work Letter
     Exhibit "H-1":     Guaranty of Lease
     Exhibit "I":       Agreement Regarding Lender' s Security Interest

     Rider No. 101      Definitions Regarding Calculation of Tenant's Occupancy
                        Costs and Calculation of Net Rentable Area
     Rider No. 102      Parking

     28.  Exhibits A-I, D and H to the Lease are hereby cancelled and deleted.

     29. Exhibits "A-2", "D-l" and "H-1" attached to this Amendment are hereby added to the Lease.

     30. Tenant has inspected the First Additional Premises, is familiar with the condition of same and, subject to the completion of the First Additional Premises Work (hereinafter defined), accepts same in its present condition. Tenant acknowledges that Landlord previously complied with all of its construction obligations with respect to the New Premises and that Landlord is not obligated to do any further construction or make any additional improvements with respect to the Premises, except that Landlord shall install or cause to be installed in the Premises improvements (the "First Additional Premises Work") upon the terms and conditions set forth in the Work Letter which is attached hereto as Exhibit "D-1." Landlord shall provide to Tenant in accordance with the terms and conditions of such Work Letter an allowance of up to $35,729.00 calculated at $5.00 per square foot of Net Rentable Area of the First Additional Premises and $7.00 per square foot of Net Rentable Area of the New Premises, to be applied to the cost of the First Additional Premises Work.

     31. Tenant represents and warrants to Landlord that it has not had any dealing with any realtor, broker or agent in connection with this Amendment or the negotiation thereof other than Asset Investment Corp. Tenant agrees to indemnify and hold Landlord harmless from and against any and all costs, expenses or liability, including, but not limited to, reasonable attorneys' fees, resulting from any breach of this representation or warranty.

     32. Landlord and Tenant acknowledge that Tenant has no option or right to renew or extend the Lease.

     33. The Lease as amended hereby is hereby ratified and affirmed, In the event of any conflict between the Lease and this Amendment, this Amendment shall control.

     IN WITNESS WHEREOF, this Second Amendment to Office Space Lease is executed by each party on the respective dates set forth below, but is effective as of the date of execution by Landlord.

                              EOP-SAN JACINTO LIMITED PARTNERSHIP,
                              a Texas limited partnership

                              By:  EOP-San Jacinto GP, L.L.C.,
                                   a Delaware limited liability
                                   company, its general partner

                                 By:  EOP Operating Limited Partnership, a
                                      Delaware limited partnership, its sole
                                      member
                                    By:  Equity Office Properties Trust, a
                                         Maryland real estate investment trust,
                                         its managing general partner

                                    By:     /s/ Kim Koehn
                                            -------------------------------
                                    Name:    Kim Koehn
                                            -------------------------------
                                    Title:    Regional Vice President
                                            -------------------------------
                                Date:
                                      -------------------------------------
                              DRUG DEVELOPMENT CORP., a Texas corporation d/b/a id2, Inc.

                              By:   /s/ Richard J. Hawkins
                                    --------------------------------------
                                     Name:    Richard J. Hawkins
                                             -----------------------------
                                     Title:    Chairman
                                              ----------------------------

                              id2-I, L.P., a Texas limited partnership

                              By: Drug Development Investment Corp., a Texas corporation d/b/a id2, Inc., its sole general partner

                                 By:   /s/ Richard J. Hawkins
                                       -----------------------------------
                                    Name:  Richard J. Hawkins
                                           -------------------------------
                                    Title:     Chairman
                                             -----------------------------
                                Date:   October 8, 1997
                                        ----------------------------------
                                                                  "Tenant"

                                 EXHIBIT "H-I

                               GUARANTY OF LEASE


     WHEREAS, DRUG DEVELOPMENT INVESTMENT CORP., a Texas corporation d/b/a id2, Inc. and id2-I, L.P., a Texas limited partnership (jointly, "Tenant") has entered into that certain Lease Agreement dated March 17, 1993 with EOP-SAN JACINTO LIMITED PARTNERSHIP ("Landlord"), as amended by that certain First Amendment to office Lease dated June 1, 1993 (the "Lease") and Tenant and Landlord are executing simultaneously with this Guaranty a Second Amendment to the Lease; and

     WHEREAS, Landlord was not willing to enter into the Second Amendment without the receipt of this Guaranty executed and acknowledged by the undersigned;

     NOW, THEREFORE, to induce Landlord to execute the Second Amendment, as a material consideration and inducement therefore (recognizing without the execution and delivery of this Guaranty Landlord would not be willing to enter into the Second Amendment), and recognizing the benefit of the Lease to the undersigned, the undersigned hereby agree as follows:

     The undersigned (herein called "Guarantors" whether one or more), hereby unconditionally, jointly and severally guarantee performance and observance by Tenant of all the monetary obligations, duties, covenants, agreements and conditions provided in the Lease, as same may hereafter be amended from time to time, to be performed or observed by Tenant during the term of the Lease (including specifically and without limiting the generality of the foregoing, payment by Tenant of all rental and other amounts and damages of whatsoever kind or nature which may be or become due from Tenant under the terms of or in connection with the Lease). This guaranty is unconditional and the liability of Guarantors shall be absolute, in the same manner as if Guarantors, jointly and severally, were named in and had signed the Lease as "Tenant" thereunder. Guarantors agree that bankruptcy, insolvency, lack of corporate capacity or any other disability or impediment against enforcement of full liability of Tenant named in the Lease shall in no way impair or affect Guarantors' liability and obligation hereunder, and, without limitation of the foregoing, Guarantors agree that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the Bankruptcy Code, or if such a petition be filed by creditors of Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of Tenant's property and assets is appointed by any state or federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantors under this guaranty, and the liability of Guarantors for the Tenant's monetary obligations under the Lease shall be of the same scope as if Guarantors had themselves, jointly and severally, executed the Lease, and no "rejection" and/or "termination" of the Lease in any of the proceedings referred to above shall be effective to limit, release and/or terminate the continuing liability of Guarantors to Landlord under this guaranty with respect to the Lease and such liability of Guarantors shall be unaffected by any such "rejection" and/or "termination" in said proceedings. It shall not be necessary or required in order to maintain and enforce Guarantors' liability hereunder that demand be made upon Tenant or that action be commenced or prosecuted against Tenant or that any effort be made to enforce the liability or responsibility of Tenant for performance of its obligations or duties under or in connection with the Lease, and it shall not be required that Tenant or any other party liable on such Lease be joined in any action brought against Guarantors for enforcement of Guarantors' liability and responsibility under this guaranty or that judgment have theretofore been obtained against Tenant or any other party liable therefor on or in connection with any such claim. Guarantors agree that no waiver by Landlord or forbearance or delay by Landlord in asserting or enforcing any rights or remedies of Landlord against or with respect to Tenant or any other party who may be or becomes responsible for performance of any of such Tenant's obligations or duties shall in any way affect, impair or release Guarantors' liability hereunder. Likewise, Guarantors agree that no assignment or subletting of the Lease or of all or any part of the leased premises by such Tenant shall in any way impair, affect or release Guarantors' liability hereunder. Guarantors expressly waive and agree that no notice of default by Tenant or other notice or demand need be given by Landlord to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that no notice of amendment or modification of the Lease need be given by Landlord or Tenant to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that any amendment or modification of the Lease may be made by Landlord and Tenant, as provided in such Lease, with or without the approval of Guarantors, and that any such amendment will be deemed part of the Lease for purposes of this guaranty. Likewise, Guarantors agree that Landlord's release or subordination or failure or delay to enforce or seek to realize upon any security now or hereafter held or acquired by Landlord for performance of any of the obligations or duties of Tenant under or in connection with the Lease shall in no way impair, affect or release Guarantors' liability hereunder, and that Landlord's action (at Landlord's election) in terminating such Lease or in taking or retaking possession of the leased premises as therein provided following default by Tenant shall not release or impair Guarantors' liability hereunder and that no notice of such termination or of such entry or re-entry by Landlord need be given to Guarantors. Without limitation of anything herein to the contrary, Guarantors agree that any waiver by Lessor or forbearance or failure or delay by Lessor in asserting or enforcing its rights against any of the undersigned under this guaranty shall in no way affect, impair or release the liability of any of the other Guarantors hereunder.

     NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE MAXIMUM LIABILITY OF GUARANTORS HEREUNDER SHALL BE LIMITED TO $66,592.89, PLUS ALL COSTS, INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, INCURRED IN ENFORCING THIS GUARANTY (THE "GUARANTEED AMOUNT"). THE GUARANTEED AMOUNT SHALL BE REDUCED BY AN AMOUNT EQUAL TO ONE MONTH'S BASE RENT FOR EACH FULL MONTH OF THE LEASE TERM IN WHICH TENANT PERFORMS ALL OF ITS MONETARY OBLIGATIONS UNDER THE LEASE. LANDLORD AGREES THAT IT WILL RELEASE THIS GUARANTY OF LEASE UPON SATISFACTION OF THE FOLLOWING CONDITIONS: (I) LANDLORD RECEIVES AUDITED FINANCIAL STATEMENTS SHOWING THAT SENSUS DRUG DEVELOPMENT CORP. HAS A NET WORTH OF AT LEAST $10,000,000.00 AND (II) SENSUS DRUG DEVELOPMENT CORP. SIGNS A NEW GUARANTY OF LEASE IN SUBSTANTIALLY THE SAME FORM AS THIS GUARANTY OF LEASE.

     This guaranty shall be enforceable and shall be performed in Travis County, Texas.

     WITNESS the execution hereof effective as of the date of execution and delivery of the Second Amendment.


Address:                                        /s/ Rick Hawkins
                                        -----------------------------------
                                        Name: Rick Hawkins


98 San Jacinto Boulevard
Austin, Texas  78701

                                THIRD AMENDMENT

     This Third Amendment (the "Amendment") is made and entered into as of the 7th day of August, 1998, by and between EOP-SAN JACINTO LIMITED PARTNERSHIP, a Texas limited partnership ("Landlord"), and SENSUS DRUG DEVELOPMENT CORPORATION, a Delaware corporation ("Tenant").

                              W I T N E S S E T H

A. WHEREAS, Landlord (formerly know as San Jacinto Tower Limited Partnership, a Texas limited partnership) and Tenant (as successor in interest to Drug Development Investment Corp., a Texas corporation, d/b/a id2, Inc. and id2-I, L.P., a Texas limited partnership) are parties to that certain lease dated the 17th day of March, 1993, for space currently containing approximately 5,811 square feet of Net Rentable Area (the "Original Premises") described as Suite No. 430 on the fourth (4th) floor of the building commonly known as San Jacinto Center and the address of which is 98 San Jacinto Blvd., Austin, Texas (the "Building"), which lease has been previously amended by Acceptance of Premises memorandum dated August 23, 1993, First Amendment to Office Lease dated June 1, 1993, Second Amendment to Office Space Lease dated November 5, 1997 and Commencement Letter dated February 20, 1998 (collectively, the "Lease"); and

B. WHEREAS, Tenant has requested that additional space containing approximately 5,298 square feet of Net Rentable Area described as Suite No. 200 on the second (2nd) floor of the Building shown on Exhibit A hereto (the "Expansion Space") be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions hereinafter set forth;

C. WHEREAS, Tenant desires to document that the lease has previously been assigned from Drug Development Investment Corp., a Texas corporation, d/b/a id2, Inc., and id2-I, L.P., a Texas limited partnership ("Assignor") and Landlord's consent to said assignment;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

          I. ASSIGNMENT. Assignor hereby transfers and assigns to Tenant all of Assignor's right, title and interest in the Lease. Tenant hereby accepts the assignment granted herein and assumes and agrees to make all payments and to perform all other obligations of tenant under the Lease. Landlord hereby consents to such assignment, provided that nothing herein shall be construed as to release Assignor from any obligations under the Lease.

          II. EXPANSION AND EFFECTIVE DATE. Effective as of September 1, 1998 (the "Expansion Effective Date"), the Premises, as defined in the Lease, is increased from 5,811 square feet of Net Rentable Area on the fourth (4th) floor to 11,109 square feet of Net Rentable Area on the second (2nd) and fourth (4th) floors by the addition of the Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Lease Term for the

Expansion Space shall commence on the Expansion Effective Date and on August 31, 2003 (the "Termination Date"). The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

          III. BASE RENT

          In addition to Tenant's obligation to pay Base Rent for the Original Premises, Tenant shall pay Landlord the sum of Four Hundred Twenty-Three Thousand Eight Hundred Forty and NO/100 Dollars ($423,840.00) as Base Rent for the Expansion Space in sixty (60) monthly installments as follows:

               A. Sixty (60) equal installments of Seven Thousand Sixty-Four and NO/100 Dollars ($7,064.00) each payable on or before the first day of each month during the period beginning September 1, 1998 and ending August 31, 2003.

          All such Base Rent shall be payable by Tenant in accordance with the terms of the Lease.

          IV. ADDITIONAL SECURITY DEPOSIT. Upon Tenant's execution hereof, Tenant shall pay Landlord the sum of Eleven Thousand and NO/100 Dollars ($11,000.00) which is added to and becomes part of the Security Deposit held by Landlord as provided under the Lease as security for payment of rent and the performance of the other terms and conditions of the Lease by Tenant. Accordingly, simultaneous with the execution hereof, the Security Deposit is increased from $8,747.12 to $19,747.12. Notwithstanding anything stated herein to the contrary, provided Tenant is not in default under the Lease as of the effective date of any reduction of the Security Deposit or as of the date Landlord is required to return such portion of the Security Deposit, Tenant shall have the right to reduce the amount of the Security Deposit to $8,747.12 effective as of the last day of the twenty-fourth (24th) full calendar month following the Expansion Effective Date. If Tenant is entitled to a reduction in the Security Deposit, Tenant shall have the right to provide Landlord with written notice requesting that the Security Deposit be reduced as provided above (the "Reduction Notice"). If Tenant provides Landlord with a Reduction Notice, Landlord shall refund the applicable portion of the Security Deposit to Tenant within forty-five (45) days after the later to occur of (i) Landlord's receipt of the Reduction Notice, or (ii) the date upon which Tenant is entitled to a reduction in the Security Deposit as provided above.

          V. TENANT'S PROPORTIONATE SHARE OF OPERATING COSTS. For the period commencing with the Expansion Effective Date and ending on the Termination Date, Tenant's Proportionate Share of Operating Costs for the Expansion Space is one and three thousand five hundred twenty-four ten-thousandths percent (1.3524%).

          VI. OPERATING COSTS. For the period commencing with the Expansion Effective Date and ending on the Termination Date, Tenant shall pay for its Proportionate Share of Operating Costs applicable to the Expansion Space in accordance with the terms of the Lease.

          VII. IMPROVEMENTS TO EXPANSION SPACE.

               A. Condition of Expansion Space. Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

               B. Cost of Improvements to Expansion Space. Provided Tenant is not in default, Tenant shall be entitled to receive an improvement allowance (the "Expansion Improvement Allowance") in an amount not to exceed Thirty-Nine Thousand Seven Hundred Thirty-Five and NO/100 Dollars ($39,735.00) (i.e., $7.50 per square foot of Net Rentable Area of the Expansion Space) to be applied toward the cost of performing initial construction, alteration or improvement of the Expansion Space, including but not limited to the cost of space planning, design and related architectural and engineering services. In the event the total cost of the initial improvements to the Expansion space exceeds the Expansion Improvement Allowance, Tenant shall pay for such excess upon demand. The entire unused balance of the Expansion Improvement Allowance, if any, shall accrue to the sole benefit of Landlord. Landlord shall pay such Expansion Improvement Allowance directly to the contractors retained to perform the construction, design or related improvement work to the Expansion Space.

               C. Responsibility for improvements to Expansion Space. Any construction, alterations or improvements to the Premises shall be performed by Tenant using contractors selected by Tenant and approved by Landlord, which approval shall not be unreasonable withheld or delayed, and shall be governed in all respects by the provisions of Article 13, "Alterations and Additions by Tenant," of the Lease.

          VIII. EARLY ACCESS TO EXPANSION SPACE. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements, if any). Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Rent or Additional Rent as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord's prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Rent and Additional Rent as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

          IX. OTHER PERTINENT PROVISIONS. Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

               A. PARKING. Subject to the terms and conditions set forth in Rider No. 102, "Parking" of the Lease, effective as of the Expansion Effective Date, Landlord hereby agrees to make available to Tenant and Tenant hereby agrees to pay for and take, during the balance of the Lease Term, six (6) unreserved parking spaces (the "Additional Unreserved Space(s)") and two (2) reserved parking spaces (the "Additional Reserved Space(s)") for automobiles in the Building's parking garage. Tenant shall pay Landlord the sum of One

Hundred and NO/100 Dollars ($100.00) per Additional Unreserved Space per month plus applicable taxes and the sum of One Hundred Seventy-Five and NO/100 Dollars ($175.00) per Additional Reserved Space per month plus applicable taxes (the parking charges for the Additional Unreserved Spaces and the Additional Reserved Spaces are hereinafter collectively referred to as "Parking Rent"). Landlord shall have the right to increases the Parking Rent from time to time to reflect the rate then being charged by Landlord for parking spaces in the Building's parking garage.

               B. FINANCIAL STATEMENTS. Notwithstanding anything contained in the Lease to the contrary, at any time during the Lease Term, Tenant shall provide Landlord, upon ten (10) days' prior written notice from Landlord, with a current financial statement showing, at a minimum, Tenant's then current net worth. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

          X.   MISCELLANEOUS.

               A. This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

               B. Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

               C. In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

               D. Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

               E. The capitalized terms used in this Amendment shall have the same definition as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

               F. Tenant hereby represents to landlord that Tenant has dealt with no broker other than Asset Investment Corp., in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the "Landlord Related Parties") harmless from all claims of any brokers other than Asset Investment Corp., claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, it members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the "Tenant Related Parties") harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

               G. This Amendment shall be of no force and effect unless and until accepted by any guarantors of the Lease, who by signing below shall agree that their guarantee, as restated, shall apply to the Lease as amended herein.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

WITNESSES ATTESTATION                   LANDLORD:  EOP-SAN JACINTO LIMITED
                                        PARTNERSHIP, a Texas limited partnership

/s/ Deidre A. Hopkins
- --------------------------------

Name (print): Deidre A. Hopkins         By:  EOP-SAN JACINTO GP, L.L.C., a
             -------------------             Delaware limited liability
                                             company, its general partner

                                        By:  EOP OPERATING LIMITED PARTNERSHIP,
- --------------------------------             a Delaware limited partnership, its
                                             sole member

Name (print):                           By:  Equity Office Properties Trust, a
             -------------------             Maryland real estate investment
                                             trust, its managing general partner

                                             By: /s/ Brad Fricks
                                                --------------------------------
                                             Name:  Brad Fricks
                                             Title: Vice President  Leasing

                                        TENANT:  SENSUS DRUG DEVELOPMENT
                                        CORPORATION, a Delaware corporation

                                        By:  /s/ Robert J. Davis
                                           -------------------------------------
                                            Name:  Robert J. Davis
                                            Title: Executive Vice President

                                           /s/ Richard J. Hawkins
                                        ----------------------------------------
                                        Name:  Richard J. Hawkins

                          RESTATED GUARANTY OF LEASE

     WHEREAS, Landlord (formerly known as San Jacinto Tower Limited Partnership, a Texas limited partnership) and Tenant (as successor in interest to Drug Development Investment Corp., a Texas corporation, d/b/a Id/2/, Inc. and Id/2/- I, L.P., a Texas limited partnership) are parties to that certain Lease dated the 17th day of March, 1993, for space currently containing approximately 5,811 square feet of Net Rentable Area (the "Original Premises") described as Suite No. 430 on the fourth (4/th/) floor of the building commonly known as San Jacinto Center and the address of which is 98 San Jacinto Blvd, Austin, Texas (the "Building"), which lease has been previously amended by Acceptance of Premises Memorandum dated August 23, 1993, First Amendment to Office Lease dated June 1, 1993. Second Amendment to Office Space Lease dated November 5, 1997 and Commencement Letter dated February 20, 1998 (collectively, the "Lease") and Tenant and Landlord are executing simultaneously with this Guaranty a Third Amendment to the Lease; and

     WHEREAS, Richard J. Hawkins (herein called "Guarantors" whether one or more) has executed that certain unconditional guaranty of Lease dated November 5, 1997 (the "Guaranty") as an inducement to Landlord to lease the Premises to Tenant; and

     WHEREAS, Lessor and Lessee desire to restate the Guaranty (the "Restated Guaranty");

     NOW, THEREFORE, to induce Landlord to execute the Third Amendment, as a material consideration and inducement therefore (recognizing without the execution and delivery of this Restated Guaranty Landlord would not be willing to enter into the Third Amendment), and recognizing the benefit of the Lessee to the undersigned, the undersigned hereby agree as follows:

     The undersigned (herein called "Guarantors" whether one or more), hereby unconditionally, jointly and severally guarantee performance and observance by Tenant of all the monetary obligations, duties, covenants, agreements and conditions provided in the Lease, as same may hereafter be amended from time to time, to be performed or observed by Tenant during the term of the Lease (including specifically and without limiting the generality of the foregoing, payment by Tenant of all rental and other amounts and damages of whatsoever kind or nature which may be or become due from Tenant under the terms of or in connection with the Lease). This guaranty is unconditional and the liability of Guarantors shall be absolute, in the same manner as if Guarantors, jointly and severally, were named in and had signed the Lease as "Tenant" thereunder. Guarantors agree that bankruptcy, insolvency, lack of corporate capacity or any other disability or impediment against enforcement of full liability of Tenant named in the Lease shall in no way impact or affect Guarantors' liability and obligation hereunder, and, without limitation of the foregoing. Guarantors agree that in the event that Tenant shall become insolvent or shall be adjudicated a bankrupt, or shall file a petition for reorganization, arrangement or other relief under any present or future provisions of the Bankruptcy Code, or if such a petition be filed by creditors of Tenant, or if Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law or if a receiver of all or part of Tenant's property and assets is appointed by any state or federal court, no such proceeding or action taken therein shall modify, diminish or in any way affect the liability of Guarantors under this Guaranty, and the liability of Guarantors for the Tenant's monetary obligations under the Lease shall be of the same scope as if Guarantors had themselves, jointly and severally, executed the Lease, and no "rejection" and/or "termination" of the Lease in any of the proceedings referred to above shall be effective to limit, release and/or terminate the continuing liability of Guarantors to Landlord under this guaranty with respect to the Lease and such liability of Guarantors shall be unaffected by any such "rejection" and/or "termination" in said proceedings, it shall not be necessary or required in order to maintain and enforce Guarantors' liability hereunder that demand be made upon Tenant or that action be commenced or prosecuted against Tenant or that any effort be made to enforce the liability or responsibility of Tenant for performance of its obligations or duties under or in connection with the Lease, and it shall not be required that Tenant or any other party liable on such lease be joined in any action brought against Guarantors for enforcement of Guarantors' liability and responsibility under this guaranty or that judgment have theretofore been obtained against Tenant or any other party liable therefor on or in connection with any such claim. Guarantors agree that no waiver by Landlord or forbearance or delay by Landlord in asserting or enforcing any rights or remedies of Landlord against or with respect to Tenant or any other party who may be or becomes responsible for performance of any of such Tenant's obligations or duties shall in any way affect, impair or release Guarantors' liability hereunder. Likewise, Guarantors agree that no assignment or subletting of the Lease or of all or any part of the leased premises by such Tenant shall in any way impair, affect or release Guarantors' liability hereunder. Guarantors expressly waive and agree that no notice of default by Tenant or other notice or demand need be given by Landlord to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that no notice of amendment or modification of the Lease need be given by Landlord or Tenant to Guarantors as a condition of maintaining or enforcing Guarantors' liability and obligations under this guaranty. Guarantors expressly agree that any amendment or modification of the Lease may be made by Landlord and Tenant, as provided in such Lease, with or without the approval of Guarantors, and that any such amendment will be deemed part of the Lease for purposes of this guaranty. Likewise, Guarantors agree that Landlord's release or subordination or failure or delay to enforce or seek to realize upon any security now or hereafter held or acquired by Landlord for performance of any of the obligations or duties of Tenant under or in connection with the Lease shall in no way impair, affect or release Guarantors' liability hereunder, and that Landlord's action (at Landlord's election) in terminating such Lease or in taking or retaking possession of the leased premises as therein provided following default by Tenant shall not release or impair Guarantors' liability hereunder and that no notice of such termination or of such entry or re-entry by landlord need be given to Guarantors. Without limitation of anything herein to the contrary, Guarantors agree that any waiver by Lessor or forbearance or failure or delay by Lessor in asserting or enforcing its rights against any of the undersigned under this guaranty shall in no way affect, impair or release the liability of any of the other Guarantors hereunder.

     NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE MAXIMUM LIABILITY OF GUARANTOR HEREUNDER SHALL BE LIMITED TO $112,695.37, PLUS ALL COSTS, INCLUDING WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, INCURRED IN ENFORCING THIS GUARANTY (THE "GUARANTEED AMOUNT"). THE GUARANTEED AMOUNT SHALL BE REDUCED BY AN AMOUNT EQUAL TO ONE MONTH'S BASE RENT FOR EACH

FULL MONTH OF THE LEASE TERM, OR ANY EXTENSION THEEOF, IN WHICH TENANT PERFORMS ALL OF ITS MONETARY OBLIGATIONS UNDER THE LEASE. LANDLORD AGREES THAT IT WILL RELEASE THIS GUARANTY OF LEASE IF AT ANY TIME DURING THE LEASE TERM LANDLORD RECEIVES AUDITED FINANCIAL STATEMENTS SHOWING THAT SENSUS DRUG DEVELOPMENT CORPORATION, A DELAWARE CORPORATION HAS A NET WORTH OF AT LEAST $10,000,000.00, PROVIDED THAT THIS GUARANTY SHALL BE REINSTATED IF AT ANY TIME THEREAFTER SENSUS DRUG DEVELOPMENT CORPORATION'S NET WORTH FALLS BELOW $10,000,000.00 AND IN SUCH EVENT THE UNDERSIGNED GUARANTOR AGREES TO EXECUTE A NEW GUARANTY OF LEASE IN SUBSTANTIALLY THE SAME FORM AS THIS GUARANTY OF LEASE, PROVIDED FURTHER THAT SUCH REINSTATED GUARANTY OF LEASE SHALL BE IN AN AMOUNT REDUCED AS APPLICABLE IN ACCORDANCE WITH THE FOREGOING PROVISION.

     This guaranty shall be enforceable and shall be performed in Travis County, Texas.

     WITNESS the execution hereof effective as of the date of execution and delivery of the Second Amendment.

ADDRESS:                            /s/ Richard J. Hawkins
                                    ------------------------------------
                                    Name:  Richard J. Hawkins

98 San Jacinto Blvd. #430
- -------------------------
Austin, TX  78701
- -------------------------